EXHIBIT 99.1

                                  $621,103,000
                                (Approximate) (1)
                                 GSAMP 2004-SEA2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates (1)
------------------------------------

---------------- ---------------------- ------------- ------------- ------------------- ------------- --------------- --------------
                  Approximate Initial                                    Initial          Average       Principal
                       Principal         Certificate     Credit     Pass-Through-Rate       Life         Payment         S&P/Moody's
 Certificates       Balance (1) (2)          Type      Support (7)         (3)            (yrs)(4)    Window (4) (5)       Ratings
---------------- ---------------------- ------------- ------------- ------------------- ------------- --------------- --------------
      A-1             $476,696,000            Sr         23.75%        LIBOR + [ ]%         1.97      07/04 - 01/11      [AAA/Aaa]
     A-IO          Notional Amount            Sr          N/A            5.00%(6)           N/A            N/A           [AAA/Aaa]
      M-1              $46,583,000           Mez         16.25%        LIBOR + [ ]%         4.84      02/08 - 01/11      [AAA/Aa2]
      M-2              $43,477,000           Mez         9.25%         LIBOR + [ ]%         4.62      10/07 - 01/11       [AA+/A2]
      M-3              $15,528,000           Mez         6.75%         LIBOR + [ ]%         4.54      09/07 - 01/11       [AA/A3]
      M-4              $10,869,000           Sub         5.00%         LIBOR + [ ]%         4.52      08/07 - 01/11       [A/Baa1]
      M-5               $9,938,000           Sub         3.40%         LIBOR + [ ]%         4.50      08/07 - 01/11      [A-/Baa2]
      B-1              $11,801,000           Sub         1.50%         LIBOR + [ ]%         4.40      07/07 - 01/11     [BBB+/Baa3]
      B-2               $6,211,000           Sub         0.50%         LIBOR + [ ]%         3.58      07/07 - 08/09      [BBB-/Ba1]
  Total               $621,103,000
---------------- ---------------------- ------------- ------------- ------------------- ------------- --------------- --------------


(1) The principal balances of the Principal Certificates are calculated using the actual principal balances of the Mortgage Loans as of the Cut-Off Date and will be subject to an upward or downward variance of no more than approximately 5%.
(2) The initial notional amount of the Class A-IO Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.
(5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in September 2033.
(6) The Class A-IO Certificates pay interest only based on a notional amount. The notional amount will decrease over time according to a schedule described under "Class A-IO Notional Amounts" below. Interest on the Class A-IO Certificates will be paid at a rate of 5.00% based on the Class A-IO Notional Amount, subject to a cap as described below.
(7)   Credit support including target overcollateralization of 0.50%


Selected Mortgage Pool Data (7)
---------------------------

------------------------------------------------------ ------------------
                                                           Aggregate
------------------------------------------------------ ------------------
 Aggregate Actual Principal Balance:                        $621,103,282
 Number of Mortgage Loans:                                         8,226
 Average Actual Principal Balance:                               $75,505
 Weighted Average Gross Coupon:                                   9.729%
 Weighted Average Net Coupon(8):                                  9.129%
 Weighted Average Current FICO Score(9):                             577
 % First Lien Loans:                                              99.53%
 Weighted Average Original LTV Ratio(10):                         92.42%
 Weighted Average Current LTV Ratio10):                           89.06%
 Weighted Average Stated Remaining Term (months):                    136
 Weighted Average Seasoning (months):                                 53
 % Primary Occupancy Loans:                                       99.97%
 % Single Family Loans:                                           99.95%
 State with highest representation:                           OH: 23.01%
------------------------------------------------------ ------------------

(8) All percentages calculated herein are percentages of actual principal balance as of the Cut-off Date unless otherwise noted.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee rate.
(10)  Represents the latest available FICO score.
(11) Calculated using original appraisal value and the original principal balance of the loan for OLTV and the current principal balance of the loan for CLTV.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of subprime fixed rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by Bank One, N.A. ("Bank One").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, target overcollateralization of 0.50% and excess spread.

      o     The Mortgage Loans will be serviced by Ocwen Federal Bank FSB
            ("Ocwen").

      o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $599,397,604, a strike rate of 1-month LIBOR equal to 8.00% and a term of 59 months. (See Appendix A for Interest Rate Cap details).

      o The transaction will be modeled on INTEX as "GSA04SE2" and on Bloomberg as "GSAMP 04 SEA2".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              June 29, 2004

Cut-off Date:                       June 1, 2004

Expected Pricing Date:              On or before June 18, 2004

First Distribution Date:            July 26, 2004

Key Terms
---------

Offered Certificates:               Class A-1, A-IO, M-1, M-2, M-3, M-4, M-5,
                                    B-1, and B-2 Certificates

Principal Certificates:             The Offered Certificates, other than the
                                    Class A-IO Certificates

Class A Principal
Certificates:                       Class A-1 Certificates

Class M Certificates:               Class M-1, M-2, M-3, M-4 and M-5
                                    Certificates

Class B Certificates:               Class B-1 and B-2 Certificates

Floating Rate Certificates:         Class A-1, M-1, M-2, M-3, M-4, M-5, B-1, and
                                    B-2 Certificates

Fixed Rate Certificates:            Class A-IO Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman, Sachs & Co.

Servicer:                           Ocwen Federal Bank FSB.

Hot Back-up Servicer:               JPMorgan Chase

Master Servicer:                    JPMorgan Chase

Trustee:                            JPMorgan Chase

Servicing Fee Rate:                 55 bps

Hot-Back up Servicer
and Trustee Fee Rate:               5 bps

Expense Fee Rate:                   60 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Interest Rate Cap Provider:         Goldman Sachs Capital Markets LP. The
                                    short-term unsecured debt obligations of the guarantor of the cap provider, The Goldman
                                    Sachs Group, Inc., are rated P-1 by Moody's
                                    Investors Service Inc., A-1 by Standard &
                                    Poor's Ratings Group and F1+ by Fitch
                                    Ratings. The long-term unsecured debt
                                    obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch

Record Date:                        For any Distribution Date, the last Business
                                    Day of the accrual period

Delay Days:                         0 day delay on all Floating Rate
                                    Certificates, 24 day delay on the Fixed Rate
                                    Certificates

Day Count:                          Actual/360 basis on all Floating Rate
                                    Certificates, 30/360 on the Fixed Rate
                                    Certificates

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Interest Accrual Period:            For the Floating Rate Certificates, from the
                                    prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Pricing Prepayment
Assumptions:                        28% CPR

Mortgage Loans:                     The trust will consist of one group of
                                    subprime, seasoned fixed rate, first and second lien residential mortgage loans

Excess Spread:                      The initial weighted average net
                                    coupon of the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                   Initial Gross WAC(1):                                                                  9.7293%

                                   Less Fees & Expenses(2):                                                               0.6000%

                                   Net WAC:                                                                               9.1293%

                                   Less Initial Offered Certificate Coupon (Approx.) (3)                                  3.5638%
                                   ----------------------------------------------------------------------- -----------------------
                                                                                                                          5.5655%
                                   Initial Excess Spread:


                                        (1)   This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans a well as any changes in day count.

                                        (2)   Includes the Expense Fee Rate.

                                        (3)   Assumes 1-month LIBOR equal to 1.2112% initial marketing spreads and a 30-day month.
                                              This amount will vary on each distribution date based on changes to the weighted average Pass-Through-Rates on the Offered Certificates as well as any changes in day count.

Servicer Advancing:                 Yes as to Interest, subject to
                                    recoverability

Compensating Interest:              Except with respect to the July 2004
                                    Distribution Date, Ocwen will pay
                                    compensating interest up to the lesser of
                                    (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received for that Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investors Service, Inc. will rate all the Offered Certificates

Minimum Denomination:               $25,000 with regard to Class A Certificates,
                                    and $250,000 with regard to the Class M and B Certificates.

Legal Investment:                   It is anticipated that Offered Certificates
                                    will not be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Class A-1 and Class A-IO
                                    Certificates. However, prospective
                                    purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Principal Certificates, at a rate of One-Month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap. Interest on the Class A-IO Certificates will be paid monthly at a rate of 5.00% based on a notional amount, subject to a cap as described herein. The interest paid to each class of Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Principal Certificates attributable to the WAC Cap, (or in the case of the Class A-IO Certificates, the cap described herein), will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.50% overcollateralization (building from an initial level of 0.00%) that does not step-down, and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 47.50%.

-------------------------------------------- --------------------------------------------- -----------------------------------------
                  Class                          Initial Subordination Percentage(1)              Step-Down Date Percentage
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    A-1                                        23.75%                                        47.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-1                                        16.25%                                        32.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-2                                         9.25%                                        18.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-3                                         6.75%                                        13.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-4                                         5.00%                                        10.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-5                                         3.40%                                         6.80%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-1                                         1.50%                                         3.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-2                                         0.50%                                         1.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------

(1)   Includes target overcollateralization percentage.


Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [50%] of the prior period's Class M-1 Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent including Mortgage Loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:




-------------------------------------------- ---------------------------------------------------------------------------------------
             Distribution Date                                        Cumulative Realized Loss Percentage:
-------------------------------------------- ---------------------------------------------------------------------------------------
           July 2007 - June 2008                 3.500% for the first month, plus an additional 1/12th of 1.000% for each month thereafter (e.g., approximately 3.583% in August 2007)
-------------------------------------------- ---------------------------------------------------------------------------------------
           July 2008 - June 2009                 4.500% for the first month, plus an additional 1/12th of 0.750% for each month thereafter (e.g., approximately 4.563% in August 2008)
-------------------------------------------- ---------------------------------------------------------------------------------------
           July 2009 - June 2010                 5.250% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 5.271% in August 2009)
-------------------------------------------- ---------------------------------------------------------------------------------------
         July 2010 and thereafter                                                    5.500%
-------------------------------------------- ---------------------------------------------------------------------------------------

Step-Up Coupons. For all Certificates the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through-Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through-Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through-Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through-Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through-Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through-Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through-Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through-Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-IO Pass-Through-Rate. The Class A-IO Certificates will accrue interest at a fixed rate equal to the lesser of (i) 5.00% and (ii) the Class A-IO Net WAC Cap. The Class A-IO Certificates will accrue interest for each Interest Accrual Period related to a Distribution Date prior to the Distribution Date in June 2006, thereafter the Class A-IO Certificates will not accrue interest and the Class A-IO Certificates will not be entitled to interest payments.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and less the Class A-IO Pass-Through Rate multiplied by a fraction the numerator of which is the Class A-IO Notional Amount for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Class A-IO Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Principal Certificates Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Principal Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Class A-IO Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-IO Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on the Class A-IO Certificates on the Class A-IO Certificates Pass-Through Rate (without regard to the Class A-IO Net WAC Cap) over interest due on such Certificate at a rate equal to the Class A-IO Net WAC Cap; (ii) any Class A-IO Component Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the Class A-IO Pass-Through Rate (without regard to the Class A-IO Net WAC Cap).

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) to the Class A-1 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates

            (B) to the Class A-IO Certificates, their Accured Certificate Interest and any unpaid Accured Certificate Interest from prior Distribution Dates

      (ii) to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero,

(c) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

(d) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) (b) and (c) will be distributed in the following order of priority:

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(c) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(d) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(e) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(f) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(g) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(h) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-4 Certificates, their unpaid interest shortfall amount,

      (v) to the Class M-5 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates and Class A-IO Basis Risk Carry Forward Amount to the Class A-IO Certificates,

      (ix) sequentially, to Class M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (x) also, from any available Interest Rate Cap payments, sequentially to the Class A-1, M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Class A-IO Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the Class A-IO Notional Amount for the related period at the Class A-IO Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Expense Fee Rate) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A-1 Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 52.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class A-IO Price Yield Table
----------------------------
      o     The Pricing Prepayment Assumptions (as defined on page 3)

      o     Modified Duration of 0.71


         Price (%)                          Yield (%)
--------------------------        --------------------------
         4.64438                            4.0517
         4.65188                            3.8400
         4.65938                            3.6290
         4.66688                            3.4186
         4.67438                            3.2090
         4.68188                            3.0000
         4.68938                            2.7918
         4.69688                            2.5841
         4.70438                            2.3772
         4.71188                            2.1709
         4.71938                            1.9652


Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

     The assumptions for the breakeven CDR table below are as follows:
      o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
      o     1 month Forward LIBOR curves (as of close on June 10, 2004) are used
      o     40% loss severity
      o     There is a 6 month lag in recoveries
      o Priced to call with collateral losses calculated through the life of the applicable bond
      o     Certificates are priced at par; B-2 at 93.65174



-----------------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss                LIBOR Flat                      0% Return
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1      CDR (%)                                        35.70                           36.31                          38.54
               Yield (%)                                     4.3627                          3.7884                         0.0196
               WAL                                             3.24                            3.16                           3.05
               Modified Duration                               3.03                            2.97                           2.94
               Principal Window                       Sep07 - Sep07                   Aug07 - Aug07                  Jul07 - Jul07
               Principal Writedown                 6,838.09 (0.01%)              853,427.03 (1.83%)          6,142,544.36 (13.19%)
               Total Collat Loss            123,943,359.88 (19.96%)         124,441,493.35 (20.04%)        128,908,268.37 (20.75%)
-----------------------------------------------------------------------------------------------------------------------------------
Class M-2      CDR (%)                                        20.22                           20.96                          23.02
               Yield (%)                                     5.3610                          4.1358                         0.0142
               WAL                                             4.24                            4.15                           3.87
               Modified Duration                               3.81                            3.76                           3.68
               Principal Window                       Sep08 - Sep08                   Aug08 - Aug08                  Jun08 - Jun08
               Principal Writedown                35,679.83 (0.08%)            2,387,378.98 (5.49%)          8,987,603.17 (20.67%)
               Total Collat Loss             87,352,971.07 (14.06%)          89,324,370.32 (14.38%)         94,934,306.14 (15.28%)
-----------------------------------------------------------------------------------------------------------------------------------
Class M-3      CDR (%)                                        15.94                           16.22                          16.98
               Yield (%)                                     5.7311                          4.2541                         0.0082
               WAL                                             4.57                            4.56                           4.39
               Modified Duration                               4.04                            4.05                           4.04
               Principal Window                       Jan09 - Jan09                   Jan09 - Jan09                  Dec08 - Dec08
               Principal Writedown                39,919.67 (0.26%)            1,196,559.14 (7.71%)          3,968,870.29 (25.56%)
               Total Collat Loss             73,754,702.67 (11.87%)          74,821,983.45 (12.05%)         77,239,414.45 (12.44%)
-----------------------------------------------------------------------------------------------------------------------------------
Class M-4      CDR (%)                                        13.19                           13.45                          13.98
               Yield (%)                                     6.3270                          4.3673                         0.0780
               WAL                                             4.82                            4.81                           4.62
               Modified Duration                               4.16                            4.18                           4.16
               Principal Window                       Apr09 - Apr09                   Apr09 - Apr09                  Mar09 - Mar09
               Principal Writedown                15,825.48 (0.15%)           1,154,092.63 (10.62%)          3,183,582.44 (29.29%)
               Total Collat Loss             64,013,589.35 (10.31%)          65,080,036.38 (10.48%)         66,865,867.02 (10.77%)
-----------------------------------------------------------------------------------------------------------------------------------
Class M-5      CDR (%)                                        10.82                           11.10                          11.57
               Yield (%)                                     6.7194                          4.4337                         0.0938
               WAL                                             5.07                            5.05                           4.83
               Modified Duration                               4.30                            4.32                           4.30
               Principal Window                       Jul09 - Jul09                   Jul09 - Jul09                  Jun09 - Jun09
               Principal Writedown                   571.93 (0.01%)           1,279,889.50 (12.88%)          3,209,645.45 (32.30%)
               Total Collat Loss              54,879,815.29 (8.84%)           56,108,475.59 (9.03%)          57,850,753.11 (9.31%)
-----------------------------------------------------------------------------------------------------------------------------------
Class B-1      CDR (%)                                         8.16                            8.77                           9.22
               Yield (%)                                     8.2889                          4.4380                         0.0570
               WAL                                             5.41                            5.20                           4.93
               Modified Duration                               4.33                            4.29                           4.31
               Principal Window                       Nov09 - Nov09                   Oct09 - Oct09                  Oct09 - Oct09
               Principal Writedown                 5,261.65 (0.04%)           2,596,514.76 (22.00%)          4,817,888.14 (40.83%)
               Total Collat Loss              43,662,486.49 (7.03%)           46,332,468.98 (7.46%)          48,430,161.49 (7.80%)
-----------------------------------------------------------------------------------------------------------------------------------
Class B-2      CDR (%)                                         6.15                            7.05                           7.40
               Yield (%)                                     9.7738                          4.5256                         0.0384
               WAL                                             5.66                            5.41                           5.11
               Modified Duration                               4.41                            4.37                           4.32
               Principal Window                       Feb10 - Feb10                   Jan10 - Jan10                  Dec09 - Dec09
               Principal Writedown                13,556.22 (0.22%)           1,909,416.09 (30.74%)          3,034,404.61 (48.86%)
               Total Collat Loss              34,281,232.83 (5.52%)           38,643,615.31 (6.22%)          40,184,532.27 (6.47%)
-----------------------------------------------------------------------------------------------------------------------------------


WAC Cap and Effective WAC Cap. The Loan WAC Cap and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th (or next business day). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


     Distribution                                              Effective
        Date                          WAC Cap (%)              WAC Cap (%)
--------------------------------------------------------------------------------
       Jul-04                          8.1750                   19.7556
       Aug-04                          7.3965                   19.0217
       Sep-04                          6.7588                   18.4286
       Oct-04                          8.0057                   19.7204
       Nov-04                          7.0392                   18.7990
       Dec-04                          7.3009                   19.1059
       Jan-05                          7.8405                   19.6910
       Feb-05                          7.3677                   19.2639
       Mar-05                          8.1929                   20.1350
       Apr-05                          7.4316                   19.4198
       May-05                          7.7113                   19.7458
       Jun-05                          7.0387                   19.1197
       Jul-05                          8.6919                   20.8197
       Aug-05                          7.8725                   20.0471
       Sep-05                          7.6470                   19.8688
       Oct-05                          8.4603                   20.7295
       Nov-05                          7.9348                   20.2515
       Dec-05                          7.7061                   20.0706
       Jan-06                          8.8314                   21.2439
       Feb-06                          7.7729                   20.2336
       Mar-06                          9.1746                   21.6838
       Apr-06                          8.8713                   21.4291
       May-06                          8.5878                   21.1945
       Jun-06                          8.0624                   20.7182
       Jul-06                          9.4467                   22.1518
       Aug-06                          8.8373                   21.5920
       Sep-06                          8.8374                   21.6418
       Oct-06                          9.1321                   21.9865
       Nov-06                          8.3020                   21.2067
       Dec-06                          9.4472                   22.4024
       Jan-07                          9.1324                   22.1383
       Feb-07                          8.5618                   21.6185
       Mar-07                          9.7850                   22.8929
       Apr-07                          9.1328                   22.2921
       May-07                          9.1329                   22.3438
       Jun-07                          8.8384                   22.1012
       Jul-07                          9.1331                   22.4480
       Aug-07                          8.3029                   21.6702
       Sep-07                          9.4483                   22.8682
       Oct-07                          9.1335                   22.6062
       Nov-07                          8.5627                   22.0886
       Dec-07                          9.1337                   22.7129
       Jan-08                          9.1338                   22.7666
       Feb-08                          8.8393                   22.5259
       Mar-08                          9.4490                   23.1897
       Apr-08                          8.8395                   22.6346
       May-08                          8.5634                   22.4130
       Jun-08                          9.4494                   23.3539


     Distribution                                              Effective
        Date                          WAC Cap (%)              WAC Cap (%)
--------------------------------------------------------------------------------
       Jul-08                          9.1345                   23.0942
       Aug-08                          8.8400                   22.8550
       Sep-08                          8.8401                   22.9107
       Oct-08                          8.5640                   22.6905
       Nov-08                          9.4500                   23.6327
       Dec-08                          8.8405                   23.0796
       Jan-09                          8.8406                   23.1364
       Feb-09                          9.1354                   23.4882
       Mar-09                          9.7880                   24.1981
       Apr-09                          8.3051                   22.7727
      *May-09                          9.4508                   23.9762
       Jun-09                          9.1359                    9.1359
       Jul-09                          8.5650                    8.5650
       Aug-09                          9.4512                    9.4512
       Sep-09                          8.8415                    8.8415
       Oct-09                          8.8417                    8.8417
       Nov-09                          9.1365                    9.1365
       Dec-09                          8.3060                    8.3060
       Jan-10                          9.7894                    9.7894
       Feb-10                          8.8422                    8.8422
       Mar-10                          9.7897                    9.7897
       Apr-10                          8.5661                    8.5661
       May-10                          9.4524                    9.4524
       Jun-10                          8.8427                    8.8427
       Jul-10                          8.8428                    8.8428
       Aug-10                          9.1377                    9.1377
       Sep-10                          8.3071                    8.3071
       Oct-10                          9.7907                    9.7907
       Nov-10                          8.5670                    8.5670
       Dec-10                          8.8434                    8.8434
       Jan-11                          9.4535                    9.4535
       Feb-11                          8.8437                    8.8437
       Mar-11                          9.7914                    9.7914
       Apr-11                          8.8440                    8.8440
       May-11                          9.1389                    9.1389
       Jun-11                          8.3082                    8.3082
       Jul-11                          9.7920                    9.7920
       Aug-11                          8.8445                    8.8445
       Sep-11                          8.5682                    8.5682
       Oct-11                          9.4548                    9.4548
       Nov-11                          8.8449                    8.8449
       Dec-11                          8.5686                    8.5686
       Jan-12                          9.4552                    9.4552
       Feb-12                          8.3092                    8.3092
       Mar-12                          9.7932                    9.7932
       Apr-12                          9.1404                    9.1404
       May-12                          9.1406                    9.1406
       Jun-12                          8.8459                    8.8459

     Distribution                                              Effective
        Date                          WAC Cap (%)              WAC Cap (%)
--------------------------------------------------------------------------------
       Jul-12                          9.1409                    9.1409
       Aug-12                          8.3100                    8.3100
       Sep-12                          9.4564                    9.4564
       Oct-12                          9.1413                    9.1413
       Nov-12                          8.5701                    8.5701
       Dec-12                          9.1416                    9.1416
       Jan-13                          9.1418                    9.1418
       Feb-13                          8.9431                    8.9431
       Mar-13                          9.9016                    9.9016
       Apr-13                          8.9436                    8.9436
       May-13                          8.4019                    8.4019
       Jun-13                          9.9025                    9.9025
       Jul-13                          9.3940                    9.3940
       Aug-13                          8.8075                    8.8075
       Sep-13                          9.3954                    9.3954
       Oct-13                          9.3961                    9.3961
       Nov-13                          9.0937                    9.0937
       Dec-13                          9.0942                    9.0942
       Jan-14                          8.8107                    8.8107
       Feb-14                          9.7229                    9.7229
       Mar-14                         10.0710                   10.0710
       Apr-14                          9.0967                    9.0967
       May-14                          8.8131                    8.8131
       Jun-14                          9.7257                    9.7257

*     Represents the final month of the Interest Rate Cap agreement.


Selected Mortgage Loan Data
---------------------------

                     The Mortgage Loans - All Collateral(1)

Aggregate Actual Principal Balance:                                 $621,103,282
Number of Mortgage Loans:                                                  8,226
Average Actual Principal Balance:                                        $75,505
Weighted Average Gross Coupon:                                            9.729%
Weighted Average Current FICO Score():                                       577
Weighted Average Original LTV Ratio(2):                                   92.42%
Weighted Average Current LTV Ratio(2):                                    89.06%
Weighted Average Stated Remaining Term (months):                             136
Weighted Average Seasoning (months):                                          53

(1) All percentages calculated herein are percentages of actual principal balance as of the Cut-Off Date unless otherwise noted.
(2)   Represents the latest available FICO score.
(3) Calculated using original appraisal value and the original principal balance of the loan for OLTV and the current principal balance of the loan for CLTV.

                    Distribution by Current Principal Balance



                                                      Pct. Of                   Weighted
                                                      Pool By                      Avg.
 Current Principal       Number Of     Principal     Principal     Gross         Current
      Balance              Loans       Balance        Balance     Coupon           FICO
---------------------------------------------------------------------------------------
$50,000 & Below            2,169      $75,332,892      12.13%     10.052%          589
$50,001 - $75,000          2,606      163,527,775      26.33       9.713           578
$75,001 - $100,000         1,746      150,159,910      24.18       9.663           578
$100,001 - $125,000          834       93,613,247      15.07       9.657           573
$125,001 - $150,000          464       63,503,463      10.22       9.733           575
$150,001 - $200,000          309       52,100,938       8.39       9.714           568
$200,001 - $250,000           85       18,939,821       3.05       9.576           564
$250,001 - $300,000            8        2,126,521       0.34       9.266           585
$300,001 - $350,000            2          640,945       0.10      10.230           558
$350,001 - $400,000            3        1,157,770       0.19       9.005           625
---------------------------------------------------------------------------------------
TOTAL                      8,226     $621,103,282     100.00%      9.729%          577
=======================================================================================

                                         Weighted   Weighted
                               Avg.        Avg.        Avg.         Pct.
                            Principal    Original    Current       Owner
                             Balance       LTV         LTV        Occupied
---------------------------------------------------------------------------
$50,000 & Below              $34,732      80.85%      74.16%      99.91%
$50,001 - $75,000             62,750      91.18       87.27      100.00
$75,001 - $100,000            86,002      94.17       91.34       99.94
$100,001 - $125,000          112,246      95.61       93.07      100.00
$125,001 - $150,000          136,861      96.25       93.90      100.00
$150,001 - $200,000          168,611      96.80       94.99      100.00
$200,001 - $250,000          222,821      95.30       93.62      100.00
$250,001 - $300,000          265,815      93.06       91.16      100.00
$300,001 - $350,000          320,472      89.52       88.42      100.00
$350,001 - $400,000          385,923      84.07       81.02      100.00
---------------------------------------------------------------------------
TOTAL                        $75,505      92.42%      89.06%      99.97%
===========================================================================

                                                    Distribution by Current Rate

                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
 Current Rate      Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.99% & Below          10         $850,154       0.14%      5.762%         564          $85,015      94.60%      89.28%     100.00%
7.00- 7.49%             7          438,523       0.07       7.331          564           62,646      83.52       77.67      100.00
7.50- 7.99%           107        8,498,414       1.37       7.853          584           79,424      81.36       74.81      100.00
8.00- 8.49%           206       15,693,135       2.53       8.265          593           76,180      85.77       80.61      100.00
8.50- 8.99%         1,505      129,840,436      20.90       8.809          583           86,273      93.65       89.60      100.00
9.00- 9.49%         1,265       96,248,331      15.50       9.300          580           76,086      93.02       89.07      100.00
9.50- 9.99%         2,070      158,472,380      25.51       9.791          575           76,557      91.39       88.25       99.94
10.00-10.49%        1,093       73,783,407      11.88      10.245          575           67,505      92.79       89.78      100.00
10.50-10.99%        1,345      106,003,662      17.07      10.700          570           78,813      94.75       92.51      100.00
11.00-11.49%          386       20,355,315       3.28      11.206          568           52,734      90.97       88.21      100.00
11.50-11.99%          148        8,061,843       1.30      11.655          567           54,472      86.90       84.82       99.17
12.00-12.49%           42        1,669,671       0.27      12.216          549           39,754      75.81       73.55      100.00
12.50-12.99%           25          787,781       0.13      12.673          574           31,511      81.90       77.61      100.00
13.00-13.49%            9          280,326       0.05      13.182          554           31,147      60.27       56.74      100.00
13.50 & Above           8          119,904       0.02      13.904          589           14,988      37.06       33.60      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%         577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                                    Distribution by Credit Score


                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
 Credit Score      Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above           120       $7,701,617       1.24%      9.528%          766          $64,180      90.30%      85.74%     100.00%
720-739                90        5,441,563       0.88       9.522           728           60,462      88.53       82.64      100.00
700-719               185       12,557,700       2.02       9.498           708           67,879      88.69       83.69      100.00
680-699               309       21,474,473       3.46       9.561           689           69,497      91.09       86.22      100.00
660-679               462       31,319,635       5.04       9.655           669           67,791      91.26       86.78      100.00
640-659               591       41,721,448       6.72       9.692           649           70,595      92.28       88.01      100.00
620-639               698       52,004,592       8.37       9.716           629           74,505      92.61       88.62       99.83
600-619               742       53,359,477       8.59       9.752           609           71,913      92.13       88.49      100.00
580-599               688       54,144,013       8.72       9.732           590           78,698      93.33       90.18      100.00
560-579               780       60,720,986       9.78       9.737           569           77,847      93.05       89.97       99.94
540-559               847       67,746,008      10.91       9.739           549           79,983      93.29       90.32      100.00
520-539               971       76,602,972      12.33       9.729           530           78,891      92.17       89.34       99.96
500-519               776       61,959,440       9.98       9.759           510           79,845      93.01       90.34      100.00
499 & Below           967       74,349,359      11.97       9.858           480           76,887      92.40       89.80      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================


                                                     Distribution by Lien Status


                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
 Lien Status       Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens         8,111     $618,179,779      99.53%      9.724%          577          $76,215      92.67%      89.31%      99.97%
Second Liens          115        2,923,503       0.47      10.891           586           25,422      41.11       36.90      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                                     Distribution by Current LTV

                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
 Current LTV       Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below        273       $5,576,671       0.90%     10.152%          602          $20,427      36.10%      27.04%      99.43%
40.01 - 50.00%        151        4,787,161       0.77       9.674           599           31,703      54.34       45.39      100.00
50.01 - 60.00%        241        9,830,016       1.58       9.389           603           40,788      64.66       55.80      100.00
60.01 - 70.00%        561       27,970,693       4.50       9.479           586           49,859      72.74       65.57      100.00
70.01 - 80.00%      1,077       64,511,405      10.39       9.475           586           59,899      81.25       75.97      100.00
80.01 - 85.00%        790       53,896,950       8.68       9.641           581           68,224      87.33       82.73       99.93
85.01 - 90.00%      1,214       94,541,662      15.22       9.952           570           77,876      91.14       88.03      100.00
90.01 - 95.00%        968       82,168,507      13.23       9.693           579           84,885      97.06       92.68      100.00
95.01 - 100.00      2,839      267,262,981      43.03       9.780           574           94,140      99.81       98.07       99.97
100.01 -105.00%       112       10,557,238       1.70       9.521           560           94,261     100.24      100.22      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                               Distribution by Original LTV(1st Liens)


                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
 Original LTV      Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below        197       $4,003,114       0.64%     10.525%          597          $20,320      28.22%      24.66%      99.90%
40.01 - 50.00%         95        2,947,505       0.47       9.785           598           31,026      46.16       41.17       99.06
50.01 - 60.00%        143        5,352,405       0.86       9.602           598           37,429      55.99       50.80      100.00
60.01 - 70.00%        372       18,016,091       2.90       9.627           587           48,430      66.48       61.81      100.00
70.01 - 80.00%        706       41,242,021       6.64       9.397           580           58,416      76.59       72.14      100.00
80.01 - 85.00%        881       53,207,609       8.57       9.591           584           60,395      83.15       78.36       99.93
85.01 - 90.00%      1,227       92,424,853      14.88       9.968           570           75,326      88.60       85.70      100.00
90.01 - 95.00%        664       51,647,357       8.32       9.682           576           77,782      92.48       89.41      100.00
95.01 - 100.00      2,423      217,318,671      34.99      10.071           576           89,690      99.36       96.57       99.96
100.01 - 105.00%    1,518      134,943,655      21.73       9.183           577           88,896     100.16       96.63      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                                Distribution by Combined Original LTV

                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
   Combined         Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
 Original LTV      Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below        114       $2,211,598       0.36%      9.869%          611          $19,400      30.76%      26.82%      99.81%
40.01 - 50.00%         94        2,876,409       0.46       9.751           599           30,600      45.90       40.78       99.04
50.01 - 60.00%        138        5,077,929       0.82       9.577           598           36,797      55.89       50.66      100.00
60.01 - 70.00%        370       17,871,689       2.88       9.617           586           48,302      66.39       61.66      100.00
70.01 - 80.00%        705       41,176,123       6.63       9.399           580           58,406      76.50       72.09      100.00
80.01 - 85.00%        891       53,406,406       8.60       9.594           584           59,940      82.98       78.19       99.93
85.01 - 90.00%      1,235       92,595,373      14.91       9.970           570           74,976      88.44       85.54      100.00
90.01 - 95.00%        674       51,982,007       8.37       9.686           576           77,125      92.15       89.09      100.00
95.01 - 100.00      2,472      218,583,981      35.19      10.079           576           88,424      99.00       96.20       99.96
100.01 -110.00%     1,533      135,321,767      21.79       9.189           577           88,273     100.01       96.48      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                                    Distribution by Loan Purpose


                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
 Loan Purpose      Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance  8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                                  Distribution by Occupancy Status



                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
Occupancy Status   Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied       8,222     $620,943,319      99.97%      9.729%          577         $75,522      92.43%      89.06%     100.00%
Non-Owner Occupied       4          159,963       0.03      10.569           592          39,991      83.74       81.74        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                8,226     $621,103,282     100.00%      9.729%          577         $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                          Distribution by Property Type


                                                      Pct. Of                 Weighted
                                                      Pool By                    Avg.
                          Number        Principal    Principal    Gross        Current
 Property Type           Of Loans       Balance       Balance     Coupon        FICO
-------------------------------------------------------------------------------------------

Single Family              8,223     $620,791,234      99.95%      9.729%          577
2-4 Family                     2          224,158       0.04       9.624           492
Manufactured Housing           1           87,891       0.01       9.990           522
-------------------------------------------------------------------------------------------
TOTAL                      8,226     $621,103,282     100.00%      9.729%          577

                                      Weighted    Weighted
                            Avg.         Avg.       Avg.        Pct.
                         Principal    Original     Current     Owner
 Property Type            Balance        LTV        LTV       Occupied
-----------------------------------------------------------------------

Single Family               $75,494      92.43%      89.07%      99.97%
2-4 Family                  112,079      76.15       74.73      100.00
Manufactured Housing         87,891      85.00       83.71      100.00
-----------------------------------------------------------------------
TOTAL                       $75,505      92.42%      89.06%      99.97%
=======================================================================


                                                        Distribution by State


                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
      State        Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Ohio                1,821     $142,941,304      23.01%      9.643%          576          $78,496      92.57%      89.53%      99.92%
North Carolina        764       60,192,280       9.69       9.839           570           78,786      92.33       88.62      100.00
Indiana               790       55,131,560       8.88       9.655           584           69,787      91.01       88.06      100.00
Illinois              557       44,168,146       7.11       9.660           572           79,296      92.63       89.38      100.00
Missouri              466       32,440,463       5.22       9.719           573           69,615      93.61       90.42      100.00
South Carolina        405       29,297,286       4.72       9.776           575           72,339      93.39       89.24       99.87
Wisconsin             360       28,354,727       4.57       9.538           563           78,763      93.16       89.65      100.00
Michigan              330       27,480,435       4.42       9.779           569           83,274      93.68       91.08      100.00
Georgia               306       25,977,608       4.18       9.756           578           84,894      91.49       87.95      100.00
Kentucky              351       24,475,689       3.94       9.897           584           69,731      93.06       90.39      100.00
Pennsylvania          327       23,877,023       3.84       9.854           584           73,018      91.22       87.30      100.00
Others              1,749      126,766,760      20.41       9.794           583           72,480      92.18       88.40      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                                      Distribution by Zip Code

                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
                    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
 Zip Codes         Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60628                  24       $1,761,628       0.28%      9.546%          575          $73,401      89.63%      86.21%     100.00%
45406                  20        1,730,648       0.28       9.837           569           86,532      92.64       90.33      100.00
43607                  26        1,446,276       0.23      10.070           570           55,626      91.84       87.36      100.00
45424                  14        1,408,041       0.23       9.352           587          100,574      96.71       94.80      100.00
43211                  23        1,390,286       0.22      10.136           581           60,447      90.02       87.00      100.00
43207                  21        1,330,900       0.21       9.664           591           63,376      90.06       87.34      100.00
28215                  14        1,221,839       0.20      10.306           564           87,274      96.81       94.33      100.00
60643                  13        1,210,346       0.19       9.793           567           93,104      94.74       92.33      100.00
45231                  13        1,192,175       0.19       9.456           580           91,706      91.12       87.35      100.00
43302                  17        1,184,966       0.19       9.552           600           69,704      92.16       88.33      100.00
Others              8,041      607,226,177      97.77       9.728           577           75,516      92.42       89.05       99.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                            Distribution by Remaining Months to Maturity


                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
Remaining Months    Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
  To Maturity      Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 60 Months         587      $43,787,265       7.05%      9.144%          584          $74,595      91.72%      88.26%      99.99%
61 - 90 Months        259       16,080,075       2.59       9.239           583           62,085      91.95       86.10      100.00
91 - 120 Months       338       19,725,406       3.18       9.349           586           58,359      90.82       84.89      100.00
121 - 150 Months    5,132      410,411,553      66.08       9.846           576           79,971      93.11       90.62       99.97
151 - 180 Months      204       13,384,451       2.15       8.971           582           65,610      86.01       77.68      100.00
181 - 210 Months    1,632      111,259,028      17.91       9.808           579           68,173      91.22       85.98       99.96
211 - 240 Months        4          281,723       0.05       8.799           515           70,431      87.64       86.77      100.00
241 - 360 Months       70        6,173,781       0.99       8.895           532           88,197      93.61       92.15      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                                    Distribution by Amortization


                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
   Amortization     Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
       Type        Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Balloon             5,262     $455,626,823      73.36%      9.727%          575          $86,588      94.01%      92.24%      99.98%
Fixed Rate          2,964      165,476,459      26.64       9.736           581          $55,829      88.06%      80.31%      99.96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

                                                  Distribution by Section 32 Loans

                                                Pct. Of                 Weighted                    Weighted    Weighted
                                                Pool By                    Avg.           Avg.         Avg.       Avg.        Pct.
   Section 32       Number        Principal    Principal    Gross        Current       Principal    Original     Current     Owner
     Loans         Of Loans       Balance       Balance     Coupon        FICO          Balance        LTV        LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                  7,962     $608,608,068      97.99%      9.731%          577          $76,439      92.54%      89.20%      99.97%
Yes                   264       12,495,214       2.01       9.658           585           47,330      86.74       82.31      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               8,226     $621,103,282     100.00%      9.729%          577          $75,505      92.42%      89.06%      99.97%
====================================================================================================================================

Appendix A
----------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the A-1, M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates. The Interest Rate Cap will have an initial notional amount of approximately $599,397,604, a strike rate of 1-month LIBOR equal to 8.00% and a term of 59 months.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------


                                                  Interest Rate Cap
     Distribution Period (months)                Notional Amount ($)
     ----------------------------                -------------------
                  1                                  599,397,604
                  2                                  584,742,097
                  3                                  570,439,804
                  4                                  556,482,281
                  5                                  542,861,284
                  6                                  529,568,765
                  7                                  516,596,869
                  8                                  503,937,925
                  9                                  491,584,449
                  10                                 479,529,131
                  11                                 467,764,837
                  12                                 456,284,604
                  13                                 445,081,633
                  14                                 434,149,286
                  15                                 423,481,086
                  16                                 413,070,708
                  17                                 402,911,977
                  18                                 392,998,870
                  19                                 383,325,500
                  20                                 373,886,128
                  21                                 364,675,144
                  22                                 355,687,078
                  23                                 346,916,588
                  24                                 338,358,459
                  25                                 330,007,599
                  26                                 321,859,041
                  27                                 313,907,933
                  28                                 306,149,540
                  29                                 298,579,240
                  30                                 291,192,522
                  31                                 283,984,980
                  32                                 276,952,315
                  33                                 270,090,331
                  34                                 263,394,931
                  35                                 256,862,115
                  36                                 250,487,981
                  37                                 244,268,717
                  38                                 238,200,604
                  39                                 232,280,012
                  40                                 226,503,395
                  41                                 220,867,296
                  42                                 215,368,334
                  43                                 210,003,216
                  44                                 204,768,724
                  45                                 199,661,716
                  46                                 194,679,126
                  47                                 189,817,961
                  48                                 185,075,301
                  49                                 180,448,294
                  50                                 175,934,157
                  51                                 171,530,172
                  52                                 167,233,688
                  53                                 163,042,116
                  54                                 158,952,929
                  55                                 154,963,662
                  56                                 151,071,906
                  57                                 147,275,312
                  58                                 143,571,586
                  59                                 139,958,489
                  60                                      0


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




GSAMP 2004-SEA2
     Run 3

     Assumptions:
     20 CPR
     CDR/Libor as indicated
     6 mth to recovery
     60% Severity

     Forward Libor        Forward Libor + 200

     1mth                 1mth
               1.2112              3.2112
              1.46312             3.46312
               1.7182              3.7182
              1.94421             3.94421
              2.14821             4.14821
              2.30708             4.30708
              2.56761             4.56761
              2.63352             4.63352
               2.7878              4.7878
              2.96167             4.96167
              3.12348             5.12348
              3.25723             5.25723
              3.39917             5.39917
              3.53352             5.53352
              3.64107             5.64107
              3.74168             5.74168
              3.84358             5.84358
              3.94054             5.94054
              4.06892             6.06892
                 4.13                6.13
              4.21721             6.21721
              4.31612             6.31612
              4.40288             6.40288
              4.45888             6.45888
              4.50944             6.50944
              4.56793             6.56793
              4.62702             6.62702
              4.67953             6.67953
              4.73038             6.73038
               4.7816              6.7816
              4.82755             6.82755
              4.87199             6.87199
              4.91186             6.91186
              4.95149             6.95149
              4.98878             6.98878
              5.02618             7.02618
              5.06889             7.06889
               5.1231              7.1231
              5.17643             7.17643
              5.22287             7.22287
              5.26676             7.26676
              5.30762             7.30762
               5.3437              7.3437
              5.37957             7.37957
              5.40573             7.40573
               5.4306              7.4306
              5.45205             7.45205
               5.4706              7.4706
              5.49484             7.49484
              5.53029             7.53029
                5.561               7.561
               5.5911              7.5911
              5.62195             7.62195
              5.64892             7.64892
              5.67644             7.67644
              5.70362             7.70362
              5.72523             7.72523
               5.7494              7.7494
              5.77293             7.77293
              5.79265             7.79265
              5.81917             7.81917
              5.85245             7.85245
              5.88154             7.88154
              5.90838             7.90838
              5.93391             7.93391
              5.95623             7.95623
              5.97968             7.97968
              5.99521             7.99521
              6.00988             8.00988
              6.02477             8.02477
               6.0366              8.0366
              6.04545             8.04545
              6.06102             8.06102
              6.08396             8.08396
              6.10471             8.10471
              6.12418             8.12418
              6.13893             8.13893
               6.1533              8.1533
              6.16757             8.16757
               6.1759              8.1759
               6.1831              8.1831
              6.19206             8.19206
              6.19374             8.19374
              6.19758             8.19758
              6.20297             8.20297
               6.2097              8.2097
              6.21906             8.21906
              6.22771             8.22771
              6.23576             8.23576
               6.2443              8.2443
               6.2543              8.2543
              6.26222             8.26222
              6.27032             8.27032
               6.2803              8.2803
              6.28886             8.28886
              6.30002             8.30002
              6.30735             8.30735
              6.31936             8.31936
              6.33044             8.33044
              6.33845             8.33845
              6.34857             8.34857
              6.35735             8.35735
              6.36491             8.36491
              6.37512             8.37512
              6.37824             8.37824
               6.3854              8.3854
              6.39184             8.39184
              6.39863             8.39863
              6.40456             8.40456
              6.41529             8.41529
              6.42436             8.42436
              6.43189             8.43189
              6.44109             8.44109
              6.44464             8.44464
              6.45177             8.45177
              6.45791             8.45791
               6.4583              8.4583
              6.46294             8.46294
              6.46523             8.46523
              6.46731             8.46731
              6.46873             8.46873
              6.47386             8.47386
              6.47516             8.47516
              6.47946             8.47946
              6.48481             8.48481
              6.48746             8.48746
              6.49323             8.49323
              6.49894             8.49894
              6.50107             8.50107
              6.50865             8.50865
              6.51521             8.51521
              6.51951             8.51951
              6.52459             8.52459
              6.52935             8.52935
              6.53238             8.53238
              6.53707             8.53707
              6.54304             8.54304
              6.54845             8.54845
               6.5578              8.5578
              6.56161             8.56161
              6.56957             8.56957
              6.58061             8.58061
              6.58671             8.58671
              6.59792             8.59792
              6.61009             8.61009
              6.61973             8.61973
              6.63107             8.63107
              6.64036             8.64036
              6.64773             8.64773
              6.65444             8.65444
              6.66143             8.66143
              6.66477             8.66477
              6.66674             8.66674
              6.67139             8.67139
              6.67064             8.67064
              6.67181             8.67181
              6.67476             8.67476
              6.68022             8.68022
              6.68745             8.68745
               6.6887              8.6887
              6.69396             8.69396
              6.69733             8.69733
              6.69728             8.69728
              6.69947             8.69947
              6.69775             8.69775
              6.69895             8.69895
              6.69682             8.69682
              6.69622             8.69622
              6.69357             8.69357
              6.69905             8.69905
              6.70233             8.70233
              6.70186             8.70186
              6.70333             8.70333
              6.70237             8.70237
              6.69963             8.69963
              6.69863             8.69863
              6.68979             8.68979
              6.68585             8.68585
              6.67995             8.67995
              6.67315             8.67315
              6.66557             8.66557
              6.66432             8.66432
              6.66163             8.66163
              6.65825             8.65825
              6.65712             8.65712
              6.65106             8.65106
              6.64989             8.64989
              6.64774             8.64774
              6.64078             8.64078
              6.63995             8.63995
              6.63688             8.63688
              6.63137             8.63137
              6.62831             8.62831
              6.62556             8.62556
              6.62025             8.62025
              6.61618             8.61618
              6.61254             8.61254
              6.60757             8.60757
              6.60528             8.60528
              6.59698             8.59698
              6.59266             8.59266
               6.5898              8.5898
              6.58479             8.58479
              6.57914             8.57914
              6.57406             8.57406
              6.56938             8.56938
               6.5639              8.5639
              6.55881             8.55881
              6.55139             8.55139
              6.54644             8.54644
              6.54217             8.54217
              6.53373             8.53373
              6.52746             8.52746
              6.52422             8.52422
              6.51497             8.51497
              6.51052             8.51052
              6.50436             8.50436
              6.49595             8.49595
              6.49046             8.49046
              6.48347             8.48347
              6.47589             8.47589
               6.4689              8.4689
              6.46271             8.46271
               6.4541              8.4541
              6.44586             8.44586
              6.44072             8.44072
              6.43132             8.43132
              6.42481             8.42481
              6.41677             8.41677
              6.40818             8.40818
              6.40148             8.40148
              6.39039             8.39039
                6.384               8.384
               6.3758              8.3758
              6.36551             8.36551
              6.35807             8.35807
               6.3491              8.3491
              6.33919             8.33919
              6.33099             8.33099
              6.32278             8.32278
              6.31081             8.31081
              6.30073             8.30073
              6.28939             8.28939
              6.27788             8.27788
               6.2684              8.2684
              6.25513             8.25513
              6.24674             8.24674
              6.23717             8.23717
              6.22415             8.22415
              6.21665             8.21665
              6.20725             8.20725
              6.19842             8.19842
              6.18873             8.18873
              6.18107             8.18107
              6.17006             8.17006
              6.16232             8.16232
              6.15488             8.15488
              6.14516             8.14516
              6.13839             8.13839
              6.13051             8.13051
              6.12165             8.12165
               6.1161              8.1161
              6.10923             8.10923
              6.10073             8.10073
              6.09472             8.09472
              6.08909             8.08909
              6.08161             8.08161
              6.07557             8.07557
              6.07014             8.07014
              6.06388             8.06388
              6.05969             8.05969
              6.05223             8.05223
              6.04693             8.04693
              6.04367             8.04367
              6.03884             8.03884
              6.03379             8.03379
              6.02952             8.02952
              6.02588             8.02588
              6.02187             8.02187
              6.01852             8.01852
              6.01348             8.01348
              6.01076             8.01076
              6.00857             8.00857
               6.0046              8.0046
              6.00145             8.00145
              6.00042             8.00042
              5.99659             7.99659
              5.99549             7.99549
              5.99353             7.99353
              5.99131             7.99131
              5.99123             7.99123
              5.98742             7.98742
              5.98783             7.98783
              5.98738             7.98738
              5.98517             7.98517
              5.98565             7.98565
              5.98385             7.98385
              5.98522             7.98522
               5.9848              7.9848
              5.98658             7.98658
              5.98036             7.98036
              5.97364             7.97364
              5.96563             7.96563
              5.95615             7.95615
              5.94951             7.94951
              5.94188             7.94188
              5.93412             7.93412
              5.92834             7.92834
              5.91913             7.91913
              5.91351             7.91351
              5.90789             7.90789
              5.90269             7.90269
              5.89542             7.89542
              5.89089             7.89089
              5.88547             7.88547
              5.87989             7.87989
              5.87632             7.87632
              5.86932             7.86932
              5.86653             7.86653
              5.86275             7.86275
              5.85703             7.85703
              5.85452             7.85452
              5.85117             7.85117
              5.84847             7.84847
              5.84507             7.84507
              5.84373             7.84373
              5.83936             7.83936
              5.83771             7.83771
              5.83668             7.83668
              5.83355             7.83355
              5.83305             7.83305
              5.83181             7.83181
               5.8299              7.8299
              5.83011             7.83011
               5.8296              7.8296
              5.82887             7.82887
              5.82886             7.82886
              5.82955             7.82955
              5.83003             7.83003
              5.83124             7.83124
              5.83079             7.83079
              5.83242             7.83242
              5.83483             7.83483
              5.83561             7.83561
              5.83649             7.83649
              5.84102             7.84102
              5.84106             7.84106
              5.84504             7.84504
              5.84849             7.84849
               5.8502              7.8502
              5.85447             7.85447
              5.85814             7.85814
              5.86152             7.86152
              5.86556             7.86556
              5.87038             7.87038
              5.87504             7.87504
              5.87826             7.87826
              5.88516             7.88516
              5.88902             7.88902
              5.89544             7.89544
              5.90057             7.90057

* Bonds priced at par, except class B-2 @ 92.13604


                               -----------------------------------------------------------------------------------------------------
                                                 Forward Libor                                        Forward Libor + 200
------------------------------------------------------------------------------------------------------------------------------------

                                     First Dollar of Loss           1.5x CDR         First Dollar of Loss          1.5x CDR
------------------------------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                 8.053                   12.080                   5.174                    7.761
            Yield (%)                              6.9511                 -55.0669                  8.4693                 -28.2502
            WAL                                     10.77                     3.62                   11.09                     4.88
            Modified Duration                        7.78                     3.88                    7.22                     3.98
            Principal Window                Jun14 - Aug30                  NA - NA           Jul14 - Aug30                  NA - NA
            Principal Writedown           7,295.72 (0.05%)  15,528,000.00 (100.00%)        4,983.25 (0.03%)  15,528,000.00 (100.00%)
            Total Collat Loss       92,504,825.32 (14.89%)  101,028,978.00 (16.27%)  63,750,171.09 (10.26%)   79,066,280.14 (12.73%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                 6.921                   10.382                   4.193                    6.290
            Yield (%)                              7.3898                 -57.6928                  8.6592                 -29.7040
            WAL                                     11.24                     3.45                   11.57                     4.72
            Modified Duration                        7.83                     3.71                    7.29                     3.81
            Principal Window                Aug14 - Aug30                  NA - NA           Mar15 - Aug30                  NA - NA
            Principal Writedown           8,732.75 (0.08%)  10,869,000.00 (100.00%)        7,842.28 (0.07%)  10,869,000.00 (100.00%)
            Total Collat Loss       81,693,043.67 (13.15%)   85,068,134.57 (13.70%)   52,950,383.43 (8.53%)   63,809,912.21 (10.27%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                 5.903                    8.855                   3.326                    4.989
            Yield (%)                              7.6800                 -55.1781                  8.7764                 -27.1609
            WAL                                     11.45                     3.48                   11.76                     4.90
            Modified Duration                        7.78                     3.68                    7.28                     3.85
            Principal Window                Mar15 - Aug30                  NA - NA           Mar15 - Aug30                  NA - NA
            Principal Writedown           2,475.62 (0.02%)   9,938,000.00 (100.00%)        1,641.97 (0.02%)   9,938,000.00 (100.00%)
            Total Collat Loss       71,431,301.28 (11.50%)   74,622,390.28 (12.01%)   42,938,699.08 (6.91%)    52,968,103.08 (8.53%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                 4.218                    6.327                   2.024                    3.036
            Yield (%)                              8.7060                 -19.9718                  9.4508                   2.1538
            WAL                                     11.50                     5.63                    6.98                     8.28
            Modified Duration                        7.24                     4.32                    4.62                     6.12
            Principal Window                Mar15 - Aug30                  NA - NA           Jul07 - Aug30            Nov07 - Aug30
            Principal Writedown             244.96 (0.00%)  11,801,000.00 (100.00%)        2,585.31 (0.02%)    7,032,138.51 (59.59%)
            Total Collat Loss        53,232,443.56 (8.57%)   71,524,681.02 (11.52%)   27,025,159.32 (4.35%)    39,487,725.58 (6.36%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-2   CDR (%)                                 3.232                    4.848                   1.481                    2.222
            Yield (%)                             10.1774                 -14.0796                 11.5860                  -3.0673
            WAL                                       7.3                     6.28                    6.88                     6.05
            Modified Duration                        4.81                     4.29                    4.13                     3.57
            Principal Window                Apr09 - Aug30                  NA - NA           Jul07 - Aug30            Jul07 - Mar09
            Principal Writedown          50,069.44 (0.81%)   6,211,000.00 (100.00%)        6,982.41 (0.11%)    4,568,749.56 (73.56%)
            Total Collat Loss        41,825,831.90 (6.73%)    56,688,318.06 (9.13%)   20,058,615.99 (3.23%)    28,785,330.14 (4.63%)
------------------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.






GSAMP 2004-SEA2
     Run 4

     Assumptions:
     Prepay/Loss as indicated
     Forward Libor
     6 mth lag, recoveries as indicated
     To maturity
     50% Severity


     Forward Libor

     1mth
            1.2112
           1.46312
            1.7182
           1.94421
           2.14821
           2.30708
           2.56761
           2.63352
            2.7878
           2.96167
           3.12348
           3.25723
           3.39917
           3.53352
           3.64107
           3.74168
           3.84358
           3.94054
           4.06892
              4.13
           4.21721
           4.31612
           4.40288
           4.45888
           4.50944
           4.56793
           4.62702
           4.67953
           4.73038
            4.7816
           4.82755
           4.87199
           4.91186
           4.95149
           4.98878
           5.02618
           5.06889
            5.1231
           5.17643
           5.22287
           5.26676
           5.30762
            5.3437
           5.37957
           5.40573
            5.4306
           5.45205
            5.4706
           5.49484
           5.53029
             5.561
            5.5911
           5.62195
           5.64892
           5.67644
           5.70362
           5.72523
            5.7494
           5.77293
           5.79265
           5.81917
           5.85245
           5.88154
           5.90838
           5.93391
           5.95623
           5.97968
           5.99521
           6.00988
           6.02477
            6.0366
           6.04545
           6.06102
           6.08396
           6.10471
           6.12418
           6.13893
            6.1533
           6.16757
            6.1759
            6.1831
           6.19206
           6.19374
           6.19758
           6.20297
            6.2097
           6.21906
           6.22771
           6.23576
            6.2443
            6.2543
           6.26222
           6.27032
            6.2803
           6.28886
           6.30002
           6.30735
           6.31936
           6.33044
           6.33845
           6.34857
           6.35735
           6.36491
           6.37512
           6.37824
            6.3854
           6.39184
           6.39863
           6.40456
           6.41529
           6.42436
           6.43189
           6.44109
           6.44464
           6.45177
           6.45791
            6.4583
           6.46294
           6.46523
           6.46731
           6.46873
           6.47386
           6.47516
           6.47946
           6.48481
           6.48746
           6.49323
           6.49894
           6.50107
           6.50865
           6.51521
           6.51951
           6.52459
           6.52935
           6.53238
           6.53707
           6.54304
           6.54845
            6.5578
           6.56161
           6.56957
           6.58061
           6.58671
           6.59792
           6.61009
           6.61973
           6.63107
           6.64036
           6.64773
           6.65444
           6.66143
           6.66477
           6.66674
           6.67139
           6.67064
           6.67181
           6.67476
           6.68022
           6.68745
            6.6887
           6.69396
           6.69733
           6.69728
           6.69947
           6.69775
           6.69895
           6.69682
           6.69622
           6.69357
           6.69905
           6.70233
           6.70186
           6.70333
           6.70237
           6.69963
           6.69863
           6.68979
           6.68585
           6.67995
           6.67315
           6.66557
           6.66432
           6.66163
           6.65825
           6.65712
           6.65106
           6.64989
           6.64774
           6.64078
           6.63995
           6.63688
           6.63137
           6.62831
           6.62556
           6.62025
           6.61618
           6.61254
           6.60757
           6.60528
           6.59698
           6.59266
            6.5898
           6.58479
           6.57914
           6.57406
           6.56938
            6.5639
           6.55881
           6.55139
           6.54644
           6.54217
           6.53373
           6.52746
           6.52422
           6.51497
           6.51052
           6.50436
           6.49595
           6.49046
           6.48347
           6.47589
            6.4689
           6.46271
            6.4541
           6.44586
           6.44072
           6.43132
           6.42481
           6.41677
           6.40818
           6.40148
           6.39039
             6.384
            6.3758
           6.36551
           6.35807
            6.3491
           6.33919
           6.33099
           6.32278
           6.31081
           6.30073
           6.28939
           6.27788
            6.2684
           6.25513
           6.24674
           6.23717
           6.22415
           6.21665
           6.20725
           6.19842
           6.18873
           6.18107
           6.17006
           6.16232
           6.15488
           6.14516
           6.13839
           6.13051
           6.12165
            6.1161
           6.10923
           6.10073
           6.09472
           6.08909
           6.08161
           6.07557
           6.07014
           6.06388
           6.05969
           6.05223
           6.04693
           6.04367
           6.03884
           6.03379
           6.02952
           6.02588
           6.02187
           6.01852
           6.01348
           6.01076
           6.00857
            6.0046
           6.00145
           6.00042
           5.99659
           5.99549
           5.99353
           5.99131
           5.99123
           5.98742
           5.98783
           5.98738
           5.98517
           5.98565
           5.98385
           5.98522
            5.9848
           5.98658
           5.98036
           5.97364
           5.96563
           5.95615
           5.94951
           5.94188
           5.93412
           5.92834
           5.91913
           5.91351
           5.90789
           5.90269
           5.89542
           5.89089
           5.88547
           5.87989
           5.87632
           5.86932
           5.86653
           5.86275
           5.85703
           5.85452
           5.85117
           5.84847
           5.84507
           5.84373
           5.83936
           5.83771
           5.83668
           5.83355
           5.83305
           5.83181
            5.8299
           5.83011
            5.8296
           5.82887
           5.82886
           5.82955
           5.83003
           5.83124
           5.83079
           5.83242
           5.83483
           5.83561
           5.83649
           5.84102
           5.84106
           5.84504
           5.84849
            5.8502
           5.85447
           5.85814
           5.86152
           5.86556
           5.87038
           5.87504
           5.87826
           5.88516
           5.88902
           5.89544
           5.90057


1) 28 CPR      Forward Libor

--------------------------------------------------------------------------------------------------------
                                                              M2                         M3
--------------------------------------------------------------------------------------------------------
               CDR                                                       13.694                  10.965
               --------------------------------------
               DM                                                        135.46                  177.26
               --------------------------------------
50 Severity    WAL                                                         7.05                    9.22
               --------------------------------------
               Principal Writedown                              4,469.73 (0.01%)        4,204.72 (0.03%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)     92,421,210.58 (14.88%)  77,636,630.24 (12.50%)
--------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               M5                       B1
-------------------------------------------------------------------------------------------------------
               CDR                                                       7.581                   4.579
               --------------------------------------
               DM                                                       244.57                  365.18
               --------------------------------------
50 Severity    WAL                                                       10.21                    5.78
               --------------------------------------
               Principal Writedown                             3,781.15 (0.04%)      137,741.50 (1.17%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)     57,118,233.62 (9.20%)   36,551,411.87 (5.88%)
-------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their
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The information contained in this material may be based on assumptions regarding
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representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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without Goldman Sachs imposing any limitation of any kind.






GSAMP 2004-SEA2
     Run 2

     Assumptions:
     Percent of pricing prepay assumption as indicated
     Loss severity as indicated
     6 mth lag to recoveries
     To maturity
     Certificates priced at par

     Forward Libor

     1mth
            1.2112
           1.46312
            1.7182
           1.94421
           2.14821
           2.30708
           2.56761
           2.63352
            2.7878
           2.96167
           3.12348
           3.25723
           3.39917
           3.53352
           3.64107
           3.74168
           3.84358
           3.94054
           4.06892
              4.13
           4.21721
           4.31612
           4.40288
           4.45888
           4.50944
           4.56793
           4.62702
           4.67953
           4.73038
            4.7816
           4.82755
           4.87199
           4.91186
           4.95149
           4.98878
           5.02618
           5.06889
            5.1231
           5.17643
           5.22287
           5.26676
           5.30762
            5.3437
           5.37957
           5.40573
            5.4306
           5.45205
            5.4706
           5.49484
           5.53029
             5.561
           5.5911
           5.62195
           5.64892
           5.67644
           5.70362
           5.72523
            5.7494
           5.77293
           5.79265
           5.81917
           5.85245
           5.88154
           5.90838
           5.93391
           5.95623
           5.97968
           5.99521
           6.00988
           6.02477
            6.0366
           6.04545
           6.06102
           6.08396
           6.10471
           6.12418
           6.13893
            6.1533
           6.16757
            6.1759
            6.1831
           6.19206
           6.19374
           6.19758
           6.20297
            6.2097
           6.21906
           6.22771
           6.23576
            6.2443
            6.2543
           6.26222
           6.27032
            6.2803
           6.28886
           6.30002
           6.30735
           6.31936
           6.33044
           6.33845
           6.34857
           6.35735
           6.36491
           6.37512
           6.37824
            6.3854
           6.39184
           6.39863
           6.40456
           6.41529
           6.42436
           6.43189
           6.44109
           6.44464
           6.45177
           6.45791
            6.4583
           6.46294
           6.46523
           6.46731
           6.46873
           6.47386
           6.47516
           6.47946
           6.48481
           6.48746
           6.49323
           6.49894
           6.50107
           6.50865
           6.51521
           6.51951
           6.52459
           6.52935
           6.53238
           6.53707
           6.54304
           6.54845
            6.5578
           6.56161
           6.56957
           6.58061
           6.58671
           6.59792
           6.61009
           6.61973
           6.63107
           6.64036
           6.64773
           6.65444
           6.66143
           6.66477
           6.66674
           6.67139
           6.67064
           6.67181
           6.67476
           6.68022
           6.68745
            6.6887
           6.69396
           6.69733
           6.69728
           6.69947
           6.69775
           6.69895
           6.69682
           6.69622
           6.69357
           6.69905
           6.70233
           6.70186
           6.70333
           6.70237
           6.69963
           6.69863
           6.68979
           6.68585
           6.67995
           6.67315
           6.66557
           6.66432
           6.66163
           6.65825
           6.65712
           6.65106
           6.64989
           6.64774
           6.64078
           6.63995
           6.63688
           6.63137
           6.62831
           6.62556
           6.62025
           6.61618
           6.61254
           6.60757
           6.60528
           6.59698
           6.59266
            6.5898
           6.58479
           6.57914
           6.57406
           6.56938
            6.5639
           6.55881
           6.55139
           6.54644
           6.54217
           6.53373
           6.52746
           6.52422
           6.51497
           6.51052
           6.50436
           6.49595
           6.49046
           6.48347
           6.47589
            6.4689
           6.46271
            6.4541
           6.44586
           6.44072
           6.43132
           6.42481
           6.41677
           6.40818
           6.40148
           6.39039
             6.384
            6.3758
           6.36551
           6.35807
            6.3491
           6.33919
           6.33099
           6.32278
           6.31081
           6.30073
           6.28939
           6.27788
            6.2684
           6.25513
           6.24674
           6.23717
           6.22415
           6.21665
           6.20725
           6.19842
           6.18873
           6.18107
           6.17006
           6.16232
           6.15488
           6.14516
           6.13839
           6.13051
           6.12165
            6.1161
           6.10923
           6.10073
           6.09472
           6.08909
           6.08161
           6.07557
           6.07014
           6.06388
           6.05969
           6.05223
           6.04693
           6.04367
           6.03884
           6.03379
           6.02952
           6.02588
           6.02187
           6.01852
           6.01348
           6.01076
           6.00857
            6.0046
           6.00145
           6.00042
           5.99659
           5.99549
           5.99353
           5.99131
           5.99123
           5.98742
           5.98783
           5.98738
           5.98517
           5.98565
           5.98385
           5.98522
            5.9848
           5.98658
           5.98036
           5.97364
           5.96563
           5.95615
           5.94951
           5.94188
           5.93412
           5.92834
           5.91913
           5.91351
           5.90789
           5.90269
           5.89542
           5.89089
           5.88547
           5.87989
           5.87632
           5.86932
           5.86653
           5.86275
           5.85703
           5.85452
           5.85117
           5.84847
           5.84507
           5.84373
           5.83936
           5.83771
           5.83668
           5.83355
           5.83305
           5.83181
            5.8299
           5.83011
            5.8296
           5.82887
           5.82886
           5.82955
           5.83003
           5.83124
           5.83079
           5.83242
           5.83483
           5.83561
           5.83649
           5.84102
           5.84106
           5.84504
           5.84849
            5.8502
           5.85447
           5.85814
           5.86152
           5.86556
           5.87038
           5.87504
           5.87826
           5.88516
           5.88902
           5.89544
           5.90057

1) 50% severity, 50% prepay

---------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss         LIBOR Flat               0% Return
---------------------------------------------------------------------------------------------------------------
  Class M-4    CDR (%)                                 7.915                    8.277                     8.803
               Yield (%)                              7.3836                   5.2981                   -0.0110
               WAL                                     11.96                    11.72                     10.18
               Modified Duration                        8.13                     8.13                      8.19
               Principal Window                Mar15 - Aug30            Apr15 - Aug30             Nov16 - Aug30
               Principal Writedown          6,323.07 (0.06%)    3,451,641.26 (31.76%)     8,311,861.42 (76.47%)
               Total Collat Loss      93,238,957.10 (15.01%)   96,511,170.83 (15.54%)   101,140,964.04 (16.28%)
---------------------------------------------------------------------------------------------------------------
  Class M-5    CDR (%)                                 6.804                    7.225                     7.692
               Yield (%)                              7.6951                   5.3119                   -0.0033
               WAL                                     12.28                    11.97                     10.21
               Modified Duration                        8.11                     8.13                      8.08
               Principal Window                Apr15 - Aug30            Apr15 - Aug30             Nov17 - Aug30
               Principal Writedown            219.41 (0.00%)    3,621,093.62 (36.44%)     7,913,129.17 (79.62%)
               Total Collat Loss      82,738,025.93 (13.32%)   86,800,582.36 (13.98%)    91,187,419.68 (14.68%)
---------------------------------------------------------------------------------------------------------------
  Class B-1    CDR (%)                                 4.861                    5.869                     6.549
               Yield (%)                              8.7459                   5.2553                   -0.0078
               WAL                                     12.45                    11.52                      9.57
               Modified Duration                        7.54                     7.51                      7.31
               Principal Window                Apr15 - Aug30            Sep15 - Aug30             May18 - Aug30
               Principal Writedown          2,095.53 (0.02%)    5,665,858.41 (48.01%)     9,876,947.01 (83.70%)
               Total Collat Loss      62,572,677.87 (10.07%)   73,333,918.48 (11.81%)    80,226,276.53 (12.92%)
---------------------------------------------------------------------------------------------------------------


1) 60% severity, 50% prepay

---------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss         LIBOR Flat               0% Return
---------------------------------------------------------------------------------------------------------------
  Class M-4    CDR (%)                                 6.513                    6.818                    7.235
               Yield (%)                              7.3906                   5.3153                  -0.0077
               WAL                                      12.2                       12                    10.37
               Modified Duration                        8.23                     8.26                     8.29
               Principal Window                Apr15 - Aug30            Apr15 - Aug30            Aug17 - Aug30
               Principal Writedown          8,632.83 (0.08%)    3,527,447.65 (32.45%)     8,469,608.52 (77.92%)
               Total Collat Loss      95,840,585.72 (15.43%)   99,448,104.13 (16.01%)   104,273,317.69 (16.79%)
---------------------------------------------------------------------------------------------------------------
  Class M-5    CDR (%)                                 5.602                    5.964                     6.346
               Yield (%)                              7.7108                   5.3304                   -0.0055
               WAL                                     12.54                    12.25                     10.35
               Modified Duration                         8.2                     8.25                      8.13
               Principal Window                Apr15 - Aug30            Jul15 - Aug30             Jun18 - Aug30
               Principal Writedown          3,712.09 (0.04%)    3,714,560.01 (37.38%)     8,036,720.29 (80.87%)
               Total Collat Loss      84,656,224.67 (13.63%)   89,175,369.46 (14.36%)    93,836,714.63 (15.11%)
---------------------------------------------------------------------------------------------------------------
  Class B-1    CDR (%)                                 4.041                    4.865                     5.409
               Yield (%)                              8.7565                   5.2714                   -0.0054
               WAL                                     12.64                    11.72                      9.67
               Modified Duration                        7.59                     7.59                      7.32
               Principal Window                Apr15 - Aug30            Jan16 - Aug30             Nov18 - Aug30
               Principal Writedown          4,334.31 (0.04%)    5,743,439.19 (48.67%)     9,989,846.83 (84.65%)
               Total Collat Loss      63,970,677.07 (10.30%)   75,138,567.95 (12.10%)    82,205,446.50 (13.24%)
---------------------------------------------------------------------------------------------------------------


1) 50% severity, 150% prepay

---------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss         LIBOR Flat               0% Return
---------------------------------------------------------------------------------------------------------------
  Class M-4    CDR (%)                                10.602                   11.105                    11.833
               Yield (%)                              7.1739                   4.8421                   -0.0076
               WAL                                      7.27                     7.29                      6.65
               Modified Duration                        5.73                     5.88                       6.2
               Principal Window               May10 - Aug30             Aug10 - Aug30             Mar11 - Aug30
               Principal Writedown          2,415.10 (0.02%)    2,166,825.89 (19.94%)     5,275,493.58 (48.54%)
               Total Collat Loss       52,375,356.31 (8.43%)    54,544,692.79 (8.78%)     57,640,678.69 (9.28%)
---------------------------------------------------------------------------------------------------------------
  Class M-5    CDR (%)                                 8.362                    8.862                     9.506
               Yield (%)                              7.5229                   4.8869                   -0.0064
               WAL                                      7.66                     7.57                      6.77
               Modified Duration                        5.88                     6.03                      6.36
               Principal Window                Sep10 - Aug30            Jan11 - Aug30             Sep11 - Aug30
               Principal Writedown          3,287.90 (0.03%)    2,285,634.63 (23.00%)     5,132,166.89 (51.64%)
               Total Collat Loss       42,402,221.15 (6.83%)    44,673,805.53 (7.19%)     47,560,625.84 (7.66%)
---------------------------------------------------------------------------------------------------------------
  Class B-1    CDR (%)                                 5.462                    6.475                     7.196
               Yield (%)                              7.8775                   4.5615                   -0.0075
               WAL                                      3.67                     5.93                      6.42
               Modified Duration                        3.03                      4.7                      6.14
               Principal Window                Dec06 - Aug30            May09 - Aug30             Oct11 - Aug30
               Principal Writedown         21,027.55 (0.18%)    2,966,766.58 (25.14%)     6,448,551.76 (54.64%)
               Total Collat Loss       28,679,153.54 (4.62%)    33,582,072.70 (5.41%)     36,999,213.50 (5.96%)
---------------------------------------------------------------------------------------------------------------


1) 60% severity, 150% prepay

---------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss         LIBOR Flat               0% Return
---------------------------------------------------------------------------------------------------------------
  Class M-4    CDR (%)                                 8.747                    9.166                     9.769
               Yield (%)                              7.2006                   4.8694                   -0.0074
               WAL                                      7.47                     7.49                      6.81
               Modified Duration                        5.85                     6.00                      6.33
               Principal Window                Jul10 - Aug30            Oct10 - Aug30             Jun11 - Aug30
               Principal Writedown          3,074.48 (0.03%)    2,233,065.01 (20.55%)     5,423,180.24 (49.90%)
               Total Collat Loss       52,984,421.99 (8.53%)    55,250,309.29 (8.90%)     58,472,555.77 (9.41%)
---------------------------------------------------------------------------------------------------------------
  Class M-5    CDR (%)                                 6.927                    7.343                     7.878
               Yield (%)                              7.5373                   4.9117                   -0.0136
               WAL                                      7.81                     7.72                       6.9
               Modified Duration                        5.97                     6.13                      6.45
               Principal Window                Nov10 - Aug30            Mar11 - Aug30             Nov11 - Aug30
               Principal Writedown            654.01 (0.01%)    2,328,470.60 (23.43%)     5,237,325.25 (52.70%)
               Total Collat Loss       42,877,450.80 (6.90%)    45,226,392.82 (7.28%)     48,213,135.38 (7.76%)
---------------------------------------------------------------------------------------------------------------
  Class B-1    CDR (%)                                 4.471                    5.393                     5.991
               Yield (%)                              7.8954                   4.5727                   -0.0071
               WAL                                      3.72                     6.01                       6.5
               Modified Duration                        3.07                     4.75                       6.2
               Principal Window                Jan07 - Aug30            Jun09 - Aug30             Dec11 - Aug30
               Principal Writedown         21,532.70 (0.18%)    3,015,580.36 (25.55%)     6,537,684.82 (55.40%)
               Total Collat Loss       28,516,370.72 (4.59%)    34,008,900.62 (5.48%)     37,505,472.04 (6.04%)
---------------------------------------------------------------------------------------------------------------


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GSAMP 2004-SEA2
     Run 1

     Assumptions:
     Prepay/Loss as indicated
     Forward/Forward + 200
     12 mth lag, recoveries as indicated


     Forward Libor           Fwd Libor +200

     1mth                    1mth
                   1.2112                    3.2112
                  1.46312                   3.46312
                   1.7182                    3.7182
                  1.94421                   3.94421
                  2.14821                   4.14821
                  2.30708                   4.30708
                  2.56761                   4.56761
                  2.63352                   4.63352
                   2.7878                    4.7878
                  2.96167                   4.96167
                  3.12348                   5.12348
                  3.25723                   5.25723
                  3.39917                   5.39917
                  3.53352                   5.53352
                  3.64107                   5.64107
                  3.74168                   5.74168
                  3.84358                   5.84358
                  3.94054                   5.94054
                  4.06892                   6.06892
                     4.13                      6.13
                  4.21721                   6.21721
                  4.31612                   6.31612
                  4.40288                   6.40288
                  4.45888                   6.45888
                  4.50944                   6.50944
                  4.56793                   6.56793
                  4.62702                   6.62702
                  4.67953                   6.67953
                  4.73038                   6.73038
                   4.7816                    6.7816
                  4.82755                   6.82755
                  4.87199                   6.87199
                  4.91186                   6.91186
                  4.95149                   6.95149
                  4.98878                   6.98878
                  5.02618                   7.02618
                  5.06889                   7.06889
                   5.1231                    7.1231
                  5.17643                   7.17643
                  5.22287                   7.22287
                  5.26676                   7.26676
                  5.30762                   7.30762
                   5.3437                    7.3437
                  5.37957                   7.37957
                  5.40573                   7.40573
                   5.4306                    7.4306
                  5.45205                   7.45205
                   5.4706                    7.4706
                  5.49484                   7.49484
                  5.53029                   7.53029
                    5.561                     7.561
                   5.5911                    7.5911
                  5.62195                   7.62195
                  5.64892                   7.64892
                  5.67644                   7.67644
                  5.70362                   7.70362
                  5.72523                   7.72523
                   5.7494                    7.7494
                  5.77293                   7.77293
                  5.79265                   7.79265
                  5.81917                   7.81917
                  5.85245                   7.85245
                  5.88154                   7.88154
                  5.90838                   7.90838
                  5.93391                   7.93391
                  5.95623                   7.95623
                  5.97968                   7.97968
                  5.99521                   7.99521
                  6.00988                   8.00988
                  6.02477                   8.02477
                   6.0366                    8.0366
                  6.04545                   8.04545
                  6.06102                   8.06102
                  6.08396                   8.08396
                  6.10471                   8.10471
                  6.12418                   8.12418
                  6.13893                   8.13893
                   6.1533                    8.1533
                  6.16757                   8.16757
                   6.1759                    8.1759
                   6.1831                    8.1831
                  6.19206                   8.19206
                  6.19374                   8.19374
                  6.19758                   8.19758
                  6.20297                   8.20297
                   6.2097                    8.2097
                  6.21906                   8.21906
                  6.22771                   8.22771
                  6.23576                   8.23576
                   6.2443                    8.2443
                   6.2543                    8.2543
                  6.26222                   8.26222
                  6.27032                   8.27032
                   6.2803                    8.2803
                  6.28886                   8.28886
                  6.30002                   8.30002
                  6.30735                   8.30735
                  6.31936                   8.31936
                  6.33044                   8.33044
                  6.33845                   8.33845
                  6.34857                   8.34857
                  6.35735                   8.35735
                  6.36491                   8.36491
                  6.37512                   8.37512
                  6.37824                   8.37824
                   6.3854                    8.3854
                  6.39184                   8.39184
                  6.39863                   8.39863
                  6.40456                   8.40456
                  6.41529                   8.41529
                  6.42436                   8.42436
                  6.43189                   8.43189
                  6.44109                   8.44109
                  6.44464                   8.44464
                  6.45177                   8.45177
                  6.45791                   8.45791
                   6.4583                    8.4583
                  6.46294                   8.46294
                  6.46523                   8.46523
                  6.46731                   8.46731
                  6.46873                   8.46873
                  6.47386                   8.47386
                  6.47516                   8.47516
                  6.47946                   8.47946
                  6.48481                   8.48481
                  6.48746                   8.48746
                  6.49323                   8.49323
                  6.49894                   8.49894
                  6.50107                   8.50107
                  6.50865                   8.50865
                  6.51521                   8.51521
                  6.51951                   8.51951
                  6.52459                   8.52459
                  6.52935                   8.52935
                  6.53238                   8.53238
                  6.53707                   8.53707
                  6.54304                   8.54304
                  6.54845                   8.54845
                   6.5578                    8.5578
                  6.56161                   8.56161
                  6.56957                   8.56957
                  6.58061                   8.58061
                  6.58671                   8.58671
                  6.59792                   8.59792
                  6.61009                   8.61009
                  6.61973                   8.61973
                  6.63107                   8.63107
                  6.64036                   8.64036
                  6.64773                   8.64773
                  6.65444                   8.65444
                  6.66143                   8.66143
                  6.66477                   8.66477
                  6.66674                   8.66674
                  6.67139                   8.67139
                  6.67064                   8.67064
                  6.67181                   8.67181
                  6.67476                   8.67476
                  6.68022                   8.68022
                  6.68745                   8.68745
                   6.6887                    8.6887
                  6.69396                   8.69396
                  6.69733                   8.69733
                  6.69728                   8.69728
                  6.69947                   8.69947
                  6.69775                   8.69775
                  6.69895                   8.69895
                  6.69682                   8.69682
                  6.69622                   8.69622
                  6.69357                   8.69357
                  6.69905                   8.69905
                  6.70233                   8.70233
                  6.70186                   8.70186
                  6.70333                   8.70333
                  6.70237                   8.70237
                  6.69963                   8.69963
                  6.69863                   8.69863
                  6.68979                   8.68979
                  6.68585                   8.68585
                  6.67995                   8.67995
                  6.67315                   8.67315
                  6.66557                   8.66557
                  6.66432                   8.66432
                  6.66163                   8.66163
                  6.65825                   8.65825
                  6.65712                   8.65712
                  6.65106                   8.65106
                  6.64989                   8.64989
                  6.64774                   8.64774
                  6.64078                   8.64078
                  6.63995                   8.63995
                  6.63688                   8.63688
                  6.63137                   8.63137
                  6.62831                   8.62831
                  6.62556                   8.62556
                  6.62025                   8.62025
                  6.61618                   8.61618
                  6.61254                   8.61254
                  6.60757                   8.60757
                  6.60528                   8.60528
                  6.59698                   8.59698
                  6.59266                   8.59266
                   6.5898                    8.5898
                  6.58479                   8.58479
                  6.57914                   8.57914
                  6.57406                   8.57406
                  6.56938                   8.56938
                   6.5639                    8.5639
                  6.55881                   8.55881
                  6.55139                   8.55139
                  6.54644                   8.54644
                  6.54217                   8.54217
                  6.53373                   8.53373
                  6.52746                   8.52746
                  6.52422                   8.52422
                  6.51497                   8.51497
                  6.51052                   8.51052
                  6.50436                   8.50436
                  6.49595                   8.49595
                  6.49046                   8.49046
                  6.48347                   8.48347
                  6.47589                   8.47589
                   6.4689                    8.4689
                  6.46271                   8.46271
                   6.4541                    8.4541
                  6.44586                   8.44586
                  6.44072                   8.44072
                  6.43132                   8.43132
                  6.42481                   8.42481
                  6.41677                   8.41677
                  6.40818                   8.40818
                  6.40148                   8.40148
                  6.39039                   8.39039
                    6.384                     8.384
                   6.3758                    8.3758
                  6.36551                   8.36551
                  6.35807                   8.35807
                   6.3491                    8.3491
                  6.33919                   8.33919
                  6.33099                   8.33099
                  6.32278                   8.32278
                  6.31081                   8.31081
                  6.30073                   8.30073
                  6.28939                   8.28939
                  6.27788                   8.27788
                   6.2684                    8.2684
                  6.25513                   8.25513
                  6.24674                   8.24674
                  6.23717                   8.23717
                  6.22415                   8.22415
                  6.21665                   8.21665
                  6.20725                   8.20725
                  6.19842                   8.19842
                  6.18873                   8.18873
                  6.18107                   8.18107
                  6.17006                   8.17006
                  6.16232                   8.16232
                  6.15488                   8.15488
                  6.14516                   8.14516
                  6.13839                   8.13839
                  6.13051                   8.13051
                  6.12165                   8.12165
                   6.1161                    8.1161
                  6.10923                   8.10923
                  6.10073                   8.10073
                  6.09472                   8.09472
                  6.08909                   8.08909
                  6.08161                   8.08161
                  6.07557                   8.07557
                  6.07014                   8.07014
                  6.06388                   8.06388
                  6.05969                   8.05969
                  6.05223                   8.05223
                  6.04693                   8.04693
                  6.04367                   8.04367
                  6.03884                   8.03884
                  6.03379                   8.03379
                  6.02952                   8.02952
                  6.02588                   8.02588
                  6.02187                   8.02187
                  6.01852                   8.01852
                  6.01348                   8.01348
                  6.01076                   8.01076
                  6.00857                   8.00857
                   6.0046                    8.0046
                  6.00145                   8.00145
                  6.00042                   8.00042
                  5.99659                   7.99659
                  5.99549                   7.99549
                  5.99353                   7.99353
                  5.99131                   7.99131
                  5.99123                   7.99123
                  5.98742                   7.98742
                  5.98783                   7.98783
                  5.98738                   7.98738
                  5.98517                   7.98517
                  5.98565                   7.98565
                  5.98385                   7.98385
                  5.98522                   7.98522
                   5.9848                    7.9848
                  5.98658                   7.98658
                  5.98036                   7.98036
                  5.97364                   7.97364
                  5.96563                   7.96563
                  5.95615                   7.95615
                  5.94951                   7.94951
                  5.94188                   7.94188
                  5.93412                   7.93412
                  5.92834                   7.92834
                  5.91913                   7.91913
                  5.91351                   7.91351
                  5.90789                   7.90789
                  5.90269                   7.90269
                  5.89542                   7.89542
                  5.89089                   7.89089
                  5.88547                   7.88547
                  5.87989                   7.87989
                  5.87632                   7.87632
                  5.86932                   7.86932
                  5.86653                   7.86653
                  5.86275                   7.86275
                  5.85703                   7.85703
                  5.85452                   7.85452
                  5.85117                   7.85117
                  5.84847                   7.84847
                  5.84507                   7.84507
                  5.84373                   7.84373
                  5.83936                   7.83936
                  5.83771                   7.83771
                  5.83668                   7.83668
                  5.83355                   7.83355
                  5.83305                   7.83305
                  5.83181                   7.83181
                   5.8299                    7.8299
                  5.83011                   7.83011
                   5.8296                    7.8296
                  5.82887                   7.82887
                  5.82886                   7.82886
                  5.82955                   7.82955
                  5.83003                   7.83003
                  5.83124                   7.83124
                  5.83079                   7.83079
                  5.83242                   7.83242
                  5.83483                   7.83483
                  5.83561                   7.83561
                  5.83649                   7.83649
                  5.84102                   7.84102
                  5.84106                   7.84106
                  5.84504                   7.84504
                  5.84849                   7.84849
                   5.8502                    7.8502
                  5.85447                   7.85447
                  5.85814                   7.85814
                  5.86152                   7.86152
                  5.86556                   7.86556
                  5.87038                   7.87038
                  5.87504                   7.87504
                  5.87826                   7.87826
                  5.88516                   7.88516
                  5.88902                   7.88902
                  5.89544                   7.89544
                  5.90057                   7.90057


1) 28 CPR           Forward Libor

------------------------------------------------------------------------------------------------------------------------------------
                                                            M1                       M2                      M3
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            29.292                  16.334                  12.643
              ----------------------------------------
              WAL                                                              5.32                    6.87                    9.09
              ----------------------------------------
40 Severity   Principal Writedown                                  2,988.36 (0.01%)        1,136.85 (0.00%)          593.05 (0.00%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           124,265,040.75 (20.01%)  84,205,684.38 (13.56%)  69,362,147.84 (11.17%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        124,265,040.75 (20.01%)  84,205,684.38 (13.56%)  69,362,147.84 (11.17%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            21.446                  12.515                   9.821
              ----------------------------------------
              WAL                                                              6.04                    7.34                    9.45
              ----------------------------------------
50 Severity   Principal Writedown                                  4,676.87 (0.01%)        1,347.09 (0.00%)        4,444.57 (0.03%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           127,437,694.95 (20.52%)  86,014,689.40 (13.85%)  70,787,540.57 (11.40%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        127,437,694.95 (20.52%)  86,014,689.40 (13.85%)  70,787,540.57 (11.40%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             16.91                  10.146                   8.026
              ----------------------------------------
              WAL                                                              6.53                    7.65                    9.66
              ----------------------------------------
60 Severity   Principal Writedown                                  3,604.26 (0.01%)        5,031.23 (0.01%)        5,386.56 (0.03%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           129,534,478.71 (20.86%)  87,244,313.81 (14.05%)  71,726,157.45 (11.55%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        129,534,478.71 (20.86%)  87,244,313.81 (14.05%)  71,726,157.45 (11.55%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              M4                      M5                      B1
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            10.253                   8.221                   5.748
              ----------------------------------------
              WAL                                                              9.85                   10.19                    4.84
              ----------------------------------------
40 Severity   Principal Writedown                                  1,588.20 (0.01%)        4,371.63 (0.04%)        1,714.99 (0.01%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             58,665,166.21 (9.45%)   48,804,913.05 (7.86%)   35,740,681.38 (5.75%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          58,665,166.21 (9.45%)   48,804,913.05 (7.86%)   35,740,681.38 (5.75%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             8.031                   6.484                   4.542
              ----------------------------------------
              WAL                                                             10.09                   10.38                    4.92
              ----------------------------------------
50 Severity   Principal Writedown                                  6,721.62 (0.06%)        3,872.17 (0.04%)        1,515.78 (0.01%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             59,804,560.40 (9.63%)   49,697,780.97 (8.00%)   36,129,077.97 (5.82%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          59,804,560.40 (9.63%)   49,697,780.97 (8.00%)   36,129,077.97 (5.82%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                               6.6                   5.356                   3.743
              ----------------------------------------
              WAL                                                             10.26                   10.49                    4.99
              ----------------------------------------
60 Severity   Principal Writedown                                  5,144.58 (0.05%)        3,865.76 (0.04%)        8,830.88 (0.07%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             60,570,576.87 (9.75%)   50,328,498.90 (8.10%)   36,287,569.62 (5.84%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          60,570,576.87 (9.75%)   50,328,498.90 (8.10%)   36,287,569.62 (5.84%)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                              B2
-----------------------------------------------------------------------------------
              CDR                                                             5.459
              ----------------------------------------
              WAL                                                               4.6
              ----------------------------------------
40 Severity   Principal Writedown                                  7,453.45 (0.12%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             34,131,431.20 (5.50%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          34,131,431.20 (5.50%)
-----------------------------------------------------------------------------------
              CDR                                                             4.348
              ----------------------------------------
              WAL                                                              4.61
              ----------------------------------------
50 Severity   Principal Writedown                                  7,134.43 (0.11%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             34,716,285.21 (5.59%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          34,716,285.21 (5.59%)
-----------------------------------------------------------------------------------
              CDR                                                            3.606
              ----------------------------------------
              WAL                                                             4.57
              ----------------------------------------
60 Severity   Principal Writedown                                 17,554.32 (0.28%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             35,053,383.52 (5.64%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          35,053,383.52 (5.64%)
-----------------------------------------------------------------------------------


2) 14 CPR           Forward Libor

------------------------------------------------------------------------------------------------------------------------------------
                                                            M1                       M2                        M3
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            21.667                   13.133                  10.737
              ----------------------------------------
              WAL                                                               8.3                     9.89                    11.3
              ----------------------------------------
40 Severity   Principal Writedown                                  2,878.69 (0.01%)         5,203.17 (0.01%)          928.27 (0.01%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           143,539,920.75 (23.11%)  106,625,113.89 (17.17%)  92,766,458.46 (14.94%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        143,539,920.75 (23.11%)  106,625,113.89 (17.17%)  92,766,458.46 (14.94%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            15.796                   10.094                   8.355
              ----------------------------------------
              WAL                                                              9.33                    10.31                   11.57
              ----------------------------------------
50 Severity   Principal Writedown                                  4,503.77 (0.01%)         2,292.58 (0.01%)       10,301.73 (0.07%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           149,998,488.84 (24.15%)  110,888,700.49 (17.85%)  96,208,116.87 (15.49%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        149,998,488.84 (24.15%)  110,888,700.49 (17.85%)  96,208,116.87 (15.49%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             12.46                    8.195                   6.843
              ----------------------------------------
              WAL                                                              9.85                    10.58                   11.75
              ----------------------------------------
60 Severity   Principal Writedown                                  7,285.27 (0.02%)        10,523.99 (0.02%)       12,260.13 (0.08%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           154,368,065.33 (24.85%)  113,729,762.42 (18.31%)  98,600,480.71 (15.88%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        154,368,065.33 (24.85%)  113,729,762.42 (18.31%)  98,600,480.71 (15.88%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              M4                     M5                        B1
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             9.176                    7.834                   5.563
              ----------------------------------------
              WAL                                                             11.82                    12.15                   12.35
              ----------------------------------------
40 Severity   Principal Writedown                                  4,227.86 (0.04%)           757.14 (0.01%)        3,794.45 (0.03%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)            82,662,274.02 (13.31%)   73,213,096.51 (11.79%)   55,419,026.00 (8.92%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)         82,662,274.02 (13.31%)   73,213,096.51 (11.79%)   55,419,026.00 (8.92%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             7.212                    6.172                   4.437
              ----------------------------------------
              WAL                                                             12.12                    12.47                   12.58
              ----------------------------------------
50 Severity   Principal Writedown                                  9,347.95 (0.09%)         6,746.39 (0.07%)        1,293.87 (0.01%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)            85,714,658.66 (13.80%)   75,531,824.56 (12.16%)   57,073,518.93 (9.19%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)         85,714,658.66 (13.80%)   75,531,824.56 (12.16%)   57,073,518.93 (9.19%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             5.935                    5.105                   3.692
              ----------------------------------------
              WAL                                                             12.34                     12.7                   12.76
              ----------------------------------------
60 Severity   Principal Writedown                                     90.14 (0.00%)         6,589.63 (0.07%)        7,975.56 (0.07%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)            87,739,178.06 (14.13%)   77,283,273.16 (12.44%)   58,238,609.29 (9.38%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)         87,739,178.06 (14.13%)   77,283,273.16 (12.44%)   58,238,609.29 (9.38%)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                             B2
-----------------------------------------------------------------------------------
              CDR                                                            4.574
              ----------------------------------------
              WAL                                                              9.9
              ----------------------------------------
40 Severity   Principal Writedown                                 7,745.51 (0.12%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)            46,884,308.33 (7.55%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)         46,884,308.33 (7.55%)
-----------------------------------------------------------------------------------
              CDR                                                            3.639
              ----------------------------------------
              WAL                                                            10.65
              ----------------------------------------
50 Severity   Principal Writedown                                131,893.32 (2.12%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             47,914,851.28 (7.71%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          47,914,851.28 (7.71%)
-----------------------------------------------------------------------------------
              CDR                                                             3.006
              ----------------------------------------
              WAL                                                             11.02
              ----------------------------------------
60 Severity   Principal Writedown                                 35,939.88 (0.58%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             48,388,748.87 (7.79%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          48,388,748.87 (7.79%)
-----------------------------------------------------------------------------------



3) 28 CPR           Forward Libor +100

------------------------------------------------------------------------------------------------------------------------------------
                                                            M1                       M2                       M3
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            24.541                  12.444                  9.076
              ----------------------------------------
              WAL                                                              5.74                    7.38                   9.56
              ----------------------------------------
40 Severity   Principal Writedown                                  1,035.57 (0.00%)        2,547.33 (0.01%)       3,754.98 (0.02%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           111,377,452.46 (17.93%)  68,506,116.66 (11.03%)  53,044,653.24 (8.54%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        111,377,452.46 (17.93%)  68,506,116.66 (11.03%)  53,044,653.24 (8.54%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            17.883                   9.517                  7.037
              ----------------------------------------
              WAL                                                              6.43                    7.77                   9.79
              ----------------------------------------
50 Severity   Principal Writedown                                  3,234.88 (0.01%)        2,240.95 (0.01%)         714.97 (0.00%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           112,373,656.28 (18.09%)  68,973,410.55 (11.10%)  53,379,148.98 (8.59%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        112,373,656.28 (18.09%)  68,973,410.55 (11.10%)  53,379,148.98 (8.59%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            14.071                   7.706                   5.75
              ----------------------------------------
              WAL                                                              6.87                    8.02                   9.94
              ----------------------------------------
60 Severity   Principal Writedown                                  4,311.79 (0.01%)        1,243.69 (0.00%)       2,927.85 (0.02%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           112,995,458.03 (18.19%)  69,275,066.24 (11.15%)  53,625,807.47 (8.63%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        112,995,458.03 (18.19%)  69,275,066.24 (11.15%)  53,625,807.47 (8.63%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               M4                     M5                      B1
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             6.945                   5.367                  2.798
              ----------------------------------------
              WAL                                                             10.24                    5.38                   5.24
              ----------------------------------------
40 Severity   Principal Writedown                                  4,903.55 (0.05%)        4,817.04 (0.05%)       2,267.81 (0.02%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             42,218,154.07 (6.80%)   33,615,343.60 (5.41%)  18,424,794.87 (2.97%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          42,218,154.07 (6.80%)   33,615,343.60 (5.41%)  18,424,794.87 (2.97%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             5.435                   4.229                  2.219
              ----------------------------------------
              WAL                                                             10.41                    5.51                   5.29
              ----------------------------------------
50 Severity   Principal Writedown                                  4,183.33 (0.04%)        2,013.60 (0.02%)       1,965.59 (0.02%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             42,495,660.22 (6.84%)   33,844,324.88 (5.45%)  18,476,700.20 (2.97%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          42,495,660.22 (6.84%)   33,844,324.88 (5.45%)  18,476,700.20 (2.97%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             4.463                    3.49                  1.839
              ----------------------------------------
              WAL                                                              10.5                    5.59                   5.33
              ----------------------------------------
60 Severity   Principal Writedown                                    719.34 (0.01%)        4,384.73 (0.04%)       1,792.45 (0.02%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             42,665,071.85 (6.87%)   34,003,122.01 (5.47%)  18,515,135.58 (2.98%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          42,665,071.85 (6.87%)   34,003,122.01 (5.47%)  18,515,135.58 (2.98%)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                              B2
-----------------------------------------------------------------------------------
              CDR                                                             2.306
              ----------------------------------------
              WAL                                                              5.08
              ----------------------------------------
40 Severity   Principal Writedown                                  6,121.99 (0.10%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             15,334,465.25 (2.47%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          15,334,465.25 (2.47%)
-----------------------------------------------------------------------------------
              CDR                                                             1.834
              ----------------------------------------
              WAL                                                              5.11
              ----------------------------------------
50 Severity   Principal Writedown                                  7,029.43 (0.11%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             15,389,326.52 (2.48%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          15,389,326.52 (2.48%)
-----------------------------------------------------------------------------------
              CDR                                                             1.523
              ----------------------------------------
              WAL                                                              5.14
              ----------------------------------------
60 Severity   Principal Writedown                                  8,331.49 (0.13%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             15,431,570.25 (2.48%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          15,431,570.25 (2.48%)
-----------------------------------------------------------------------------------




4) 14 CPR           Forward Libor +100

------------------------------------------------------------------------------------------------------------------------------------
                                                            M1                       M2                       M3
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            15.835                   8.493                   6.465
              ----------------------------------------
              WAL                                                              9.33                   10.56                   11.84
              ----------------------------------------
40 Severity   Principal Writedown                                  2,136.31 (0.00%)          564.40 (0.00%)        5,433.36 (0.03%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           120,183,124.68 (19.35%)  77,945,758.28 (12.55%)  62,774,719.31 (10.11%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        120,183,124.68 (19.35%)  77,945,758.28 (12.55%)  62,774,719.31 (10.11%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                            11.519                   6.504                   5.018
              ----------------------------------------
              WAL                                                              9.99                   10.78                   12.05
              ----------------------------------------
50 Severity   Principal Writedown                                  6,899.75 (0.01%)        8,734.58 (0.02%)        6,976.56 (0.04%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           121,868,570.72 (19.62%)  78,850,998.87 (12.70%)  63,469,689.01 (10.22%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        121,868,570.72 (19.62%)  78,850,998.87 (12.70%)  63,469,689.01 (10.22%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                              9.07                   5.273                   4.102
              ----------------------------------------
              WAL                                                             10.34                    10.9                   12.21
              ----------------------------------------
60 Severity   Principal Writedown                                  3,220.64 (0.01%)        2,542.06 (0.01%)        5,504.48 (0.04%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)           122,901,115.61 (19.79%)  79,441,776.35 (12.79%)  63,932,871.03 (10.29%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)        122,901,115.61 (19.79%)  79,441,776.35 (12.79%)  63,932,871.03 (10.29%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               M4                     M5                         B1
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             5.182                   4.194                   2.587
              ----------------------------------------
              WAL                                                             12.58                   12.13                    8.85
              ----------------------------------------
40 Severity   Principal Writedown                                  5,896.69 (0.05%)        1,179.72 (0.01%)        2,921.98 (0.02%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             52,190,977.30 (8.40%)   43,467,614.45 (7.00%)   28,116,390.65 (4.53%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          52,190,977.30 (8.40%)   43,467,614.45 (7.00%)   28,116,390.65 (4.53%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             4.057                   3.298                   2.054
              ----------------------------------------
              WAL                                                             12.84                   12.66                    8.98
              ----------------------------------------
50 Severity   Principal Writedown                                 11,467.16 (0.11%)        7,345.62 (0.07%)        5,237.57 (0.04%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             52,767,342.02 (8.50%)   43,864,137.39 (7.06%)   28,352,520.44 (4.56%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          52,767,342.02 (8.50%)   43,864,137.39 (7.06%)   28,352,520.44 (4.56%)
------------------------------------------------------------------------------------------------------------------------------------
              CDR                                                             3.335                   2.717                   1.703
              ----------------------------------------
              WAL                                                             13.03                   13.02                    9.07
              ----------------------------------------
60 Severity   Principal Writedown                                 11,611.09 (0.11%)       14,325.68 (0.14%)        3,809.08 (0.03%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             53,163,898.16 (8.56%)   44,114,522.59 (7.10%)   28,506,401.46 (4.59%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          53,163,898.16 (8.56%)   44,114,522.59 (7.10%)   28,506,401.46 (4.59%)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                B2
-----------------------------------------------------------------------------------
              CDR                                                             1.657
              ----------------------------------------
              WAL                                                              9.73
              ----------------------------------------
40 Severity   Principal Writedown                                    521.76 (0.01%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             18,520,232.06 (2.98%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          18,520,232.06 (2.98%)
-----------------------------------------------------------------------------------
              CDR                                                             1.312
              ----------------------------------------
              WAL                                                              9.88
              ----------------------------------------
50 Severity   Principal Writedown                                  1,176.59 (0.02%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             18,522,002.56 (2.98%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          18,522,002.56 (2.98%)
-----------------------------------------------------------------------------------
              CDR                                                             1.087
              ----------------------------------------
              WAL                                                              9.96
              ----------------------------------------
60 Severity   Principal Writedown                                 16,157.29 (0.26%)
              ----------------------------------------
              Total Collat Loss (Collat Maturity)             18,539,323.82 (2.98%)
              ----------------------------------------
              Total Collat Group Loss (Tranche Life)          18,539,323.82 (2.98%)
-----------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.






GSAMP 2004-SEA2 - Price/Yield - A1

Balance                $476,696,000.00 Delay           0
Coupon                 1.5112          Dated           6/29/2004
Settle                 6/29/2004       First Payment   7/25/2004

Price                  100

                                    1               2               3               4
                       ---------------------------------------------------------------
                 Yield         1.5160          1.5160          1.5160          1.5160
           Disc Margin          30.00           30.00           30.00           30.00
                   WAL           5.85            4.21            3.18            1.97
              Mod Durn           5.55            4.03            3.07            1.93
      Principal Window  Jul04 - Apr15   Jul04 - Jul14   Jul04 - Oct13   Jul04 - Jan11
                       ---------------------------------------------------------------

             LIBOR_1MO         1.2112          1.2112          1.2112          1.2112
                Prepay          6 CPR          12 CPR          18 CPR          28 CPR
   Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)


                                    1               2               3               4
                       ---------------------------------------------------------------
                 Yield         1.5214          1.5218          1.5225          1.5337
           Disc Margin          30.54           30.58           30.66           31.76
                   WAL           5.97             4.3            3.26            2.11
              Mod Durn           5.65            4.11            3.14            2.06
      Principal Window  Jul04 - Aug21   Jul04 - Jan20   Jul04 - Jan18   Jul04 - Apr15
                       ---------------------------------------------------------------

             LIBOR_1MO         1.2112          1.2112          1.2112          1.2112
                Prepay          6 CPR          12 CPR          18 CPR          28 CPR
   Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.






GSAMP 2004-SEA2
    Run 4

    Assumptions:
    Prepay/Loss as indicated
    Forward Libor
    6 mth lag, recoveries as indicated
    To maturity
    50% Severity


    Forward Libor

    1mth
                   1.2112
                  1.46312
                   1.7182
                  1.94421
                  2.14821
                  2.30708
                  2.56761
                  2.63352
                   2.7878
                  2.96167
                  3.12348
                  3.25723
                  3.39917
                  3.53352
                  3.64107
                  3.74168
                  3.84358
                  3.94054
                  4.06892
                     4.13
                  4.21721
                  4.31612
                  4.40288
                  4.45888
                  4.50944
                  4.56793
                  4.62702
                  4.67953
                  4.73038
                   4.7816
                  4.82755
                  4.87199
                  4.91186
                  4.95149
                  4.98878
                  5.02618
                  5.06889
                   5.1231
                  5.17643
                  5.22287
                  5.26676
                  5.30762
                   5.3437
                  5.37957
                  5.40573
                   5.4306
                  5.45205
                   5.4706
                  5.49484
                  5.53029
                    5.561
                   5.5911
                  5.62195
                  5.64892
                  5.67644
                  5.70362
                  5.72523
                   5.7494
                  5.77293
                  5.79265
                  5.81917
                  5.85245
                  5.88154
                  5.90838
                  5.93391
                  5.95623
                  5.97968
                  5.99521
                  6.00988
                  6.02477
                   6.0366
                  6.04545
                  6.06102
                  6.08396
                  6.10471
                  6.12418
                  6.13893
                   6.1533
                  6.16757
                   6.1759
                   6.1831
                  6.19206
                  6.19374
                  6.19758
                  6.20297
                   6.2097
                  6.21906
                  6.22771
                  6.23576
                   6.2443
                   6.2543
                  6.26222
                  6.27032
                   6.2803
                  6.28886
                  6.30002
                  6.30735
                  6.31936
                  6.33044
                  6.33845
                  6.34857
                  6.35735
                  6.36491
                  6.37512
                  6.37824
                   6.3854
                  6.39184
                  6.39863
                  6.40456
                  6.41529
                  6.42436
                  6.43189
                  6.44109
                  6.44464
                  6.45177
                  6.45791
                   6.4583
                  6.46294
                  6.46523
                  6.46731
                  6.46873
                  6.47386
                  6.47516
                  6.47946
                  6.48481
                  6.48746
                  6.49323
                  6.49894
                  6.50107
                  6.50865
                  6.51521
                  6.51951
                  6.52459
                  6.52935
                  6.53238
                  6.53707
                  6.54304
                  6.54845
                   6.5578
                  6.56161
                  6.56957
                  6.58061
                  6.58671
                  6.59792
                  6.61009
                  6.61973
                  6.63107
                  6.64036
                  6.64773
                  6.65444
                  6.66143
                  6.66477
                  6.66674
                  6.67139
                  6.67064
                  6.67181
                  6.67476
                  6.68022
                  6.68745
                   6.6887
                  6.69396
                  6.69733
                  6.69728
                  6.69947
                  6.69775
                  6.69895
                  6.69682
                  6.69622
                  6.69357
                  6.69905
                  6.70233
                  6.70186
                  6.70333
                  6.70237
                  6.69963
                  6.69863
                  6.68979
                  6.68585
                  6.67995
                  6.67315
                  6.66557
                  6.66432
                  6.66163
                  6.65825
                  6.65712
                  6.65106
                  6.64989
                  6.64774
                  6.64078
                  6.63995
                  6.63688
                  6.63137
                  6.62831
                  6.62556
                  6.62025
                  6.61618
                  6.61254
                  6.60757
                  6.60528
                  6.59698
                  6.59266
                   6.5898
                  6.58479
                  6.57914
                  6.57406
                  6.56938
                   6.5639
                  6.55881
                  6.55139
                  6.54644
                  6.54217
                  6.53373
                  6.52746
                  6.52422
                  6.51497
                  6.51052
                  6.50436
                  6.49595
                  6.49046
                  6.48347
                  6.47589
                   6.4689
                  6.46271
                   6.4541
                  6.44586
                  6.44072
                  6.43132
                  6.42481
                  6.41677
                  6.40818
                  6.40148
                  6.39039
                    6.384
                   6.3758
                  6.36551
                  6.35807
                   6.3491
                  6.33919
                  6.33099
                  6.32278
                  6.31081
                  6.30073
                  6.28939
                  6.27788
                   6.2684
                  6.25513
                  6.24674
                  6.23717
                  6.22415
                  6.21665
                  6.20725
                  6.19842
                  6.18873
                  6.18107
                  6.17006
                  6.16232
                  6.15488
                  6.14516
                  6.13839
                  6.13051
                  6.12165
                   6.1161
                  6.10923
                  6.10073
                  6.09472
                  6.08909
                  6.08161
                  6.07557
                  6.07014
                  6.06388
                  6.05969
                  6.05223
                  6.04693
                  6.04367
                  6.03884
                  6.03379
                  6.02952
                  6.02588
                  6.02187
                  6.01852
                  6.01348
                  6.01076
                  6.00857
                   6.0046
                  6.00145
                  6.00042
                  5.99659
                  5.99549
                  5.99353
                  5.99131
                  5.99123
                  5.98742
                  5.98783
                  5.98738
                  5.98517
                  5.98565
                  5.98385
                  5.98522
                   5.9848
                  5.98658
                  5.98036
                  5.97364
                  5.96563
                  5.95615
                  5.94951
                  5.94188
                  5.93412
                  5.92834
                  5.91913
                  5.91351
                  5.90789
                  5.90269
                  5.89542
                  5.89089
                  5.88547
                  5.87989
                  5.87632
                  5.86932
                  5.86653
                  5.86275
                  5.85703
                  5.85452
                  5.85117
                  5.84847
                  5.84507
                  5.84373
                  5.83936
                  5.83771
                  5.83668
                  5.83355
                  5.83305
                  5.83181
                   5.8299
                  5.83011
                   5.8296
                  5.82887
                  5.82886
                  5.82955
                  5.83003
                  5.83124
                  5.83079
                  5.83242
                  5.83483
                  5.83561
                  5.83649
                  5.84102
                  5.84106
                  5.84504
                  5.84849
                   5.8502
                  5.85447
                  5.85814
                  5.86152
                  5.86556
                  5.87038
                  5.87504
                  5.87826
                  5.88516
                  5.88902
                  5.89544
                  5.90057


Forward Libor
-------------------------------------------------------------------------------------------------------------------
                                                                  M2                         M3
-------------------------------------------------------------------------------------------------------------------
                    CDR                                                           13.694                    10.965
                    -----------------------------------------
                    DM                                                            135.46                    177.26
                    -----------------------------------------
50 Severity         WAL                                                             7.05                      9.22
                    -----------------------------------------
28 CPR              Principal Writedown                                  4,469.73 (0.01%)          4,204.72 (0.03%)
                    -----------------------------------------
                    Total Collat Group Loss (Tranche Life)         92,421,210.58 (14.88%)    77,636,630.24 (12.50%)
-------------------------------------------------------------------------------------------------------------------
                    CDR                                                           12.193                     9.967
                    -----------------------------------------
                    DM                                                            133.33                     171.6
                    -----------------------------------------
50 Severity         WAL                                                             8.62                     10.47
                    -----------------------------------------
21 CPR              Principal Writedown                                    959.37 (0.00%)          3,714.33 (0.02%)
                    -----------------------------------------
                    Total Collat Group Loss (Tranche Life)        102,992,597.58 (16.58%)    88,425,970.32 (14.24%)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                  M5                         B1
-------------------------------------------------------------------------------------------------------------------
                    CDR                                                            7.581                     4.579
                    -----------------------------------------
                    DM                                                            244.57                    365.18
                    -----------------------------------------
50 Severity         WAL                                                            10.21                      5.78
                    -----------------------------------------
28 CPR              Principal Writedown                                  3,781.15 (0.04%)        137,741.50 (1.17%)
                    -----------------------------------------
                    Total Collat Group Loss (Tranche Life)          57,118,233.62 (9.20%)     36,551,411.87 (5.88%)
-------------------------------------------------------------------------------------------------------------------
                    CDR                                                            7.195                     5.149
                    -----------------------------------------
                    DM                                                            237.87                    340.79
                    -----------------------------------------
50 Severity         WAL                                                            11.16                     11.25
                    -----------------------------------------
21 CPR              Principal Writedown                                  6,214.87 (0.06%)          3,843.03 (0.03%)
                    -----------------------------------------
                    Total Collat Group Loss (Tranche Life)         68,022,501.66 (10.95%)     51,108,815.60 (8.23%)
-------------------------------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.






GSAMP 2004-SEA2
    Run 3

    Assumptions:
    20 CPR
    CDR/Libor as indicated
    6 mth to recovery
    60% Severity

    Forward Libor         Forward Libor + 200

    1mth                  1mth
                 1.2112                  3.2112
                1.46312                 3.46312
                 1.7182                  3.7182
                1.94421                 3.94421
                2.14821                 4.14821
                2.30708                 4.30708
                2.56761                 4.56761
                2.63352                 4.63352
                 2.7878                  4.7878
                2.96167                 4.96167
                3.12348                 5.12348
                3.25723                 5.25723
                3.39917                 5.39917
                3.53352                 5.53352
                3.64107                 5.64107
                3.74168                 5.74168
                3.84358                 5.84358
                3.94054                 5.94054
                4.06892                 6.06892
                   4.13                    6.13
                4.21721                 6.21721
                4.31612                 6.31612
                4.40288                 6.40288
                4.45888                 6.45888
                4.50944                 6.50944
                4.56793                 6.56793
                4.62702                 6.62702
                4.67953                 6.67953
                4.73038                 6.73038
                 4.7816                  6.7816
                4.82755                 6.82755
                4.87199                 6.87199
                4.91186                 6.91186
                4.95149                 6.95149
                4.98878                 6.98878
                5.02618                 7.02618
                5.06889                 7.06889
                 5.1231                  7.1231
                5.17643                 7.17643
                5.22287                 7.22287
                5.26676                 7.26676
                5.30762                 7.30762
                 5.3437                  7.3437
                5.37957                 7.37957
                5.40573                 7.40573
                 5.4306                  7.4306
                5.45205                 7.45205
                 5.4706                  7.4706
                5.49484                 7.49484
                5.53029                 7.53029
                  5.561                   7.561
                 5.5911                  7.5911
                5.62195                 7.62195
                5.64892                 7.64892
                5.67644                 7.67644
                5.70362                 7.70362
                5.72523                 7.72523
                 5.7494                  7.7494
                5.77293                 7.77293
                5.79265                 7.79265
                5.81917                 7.81917
                5.85245                 7.85245
                5.88154                 7.88154
                5.90838                 7.90838
                5.93391                 7.93391
                5.95623                 7.95623
                5.97968                 7.97968
                5.99521                 7.99521
                6.00988                 8.00988
                6.02477                 8.02477
                 6.0366                  8.0366
                6.04545                 8.04545
                6.06102                 8.06102
                6.08396                 8.08396
                6.10471                 8.10471
                6.12418                 8.12418
                6.13893                 8.13893
                 6.1533                  8.1533
                6.16757                 8.16757
                 6.1759                  8.1759
                 6.1831                  8.1831
                6.19206                 8.19206
                6.19374                 8.19374
                6.19758                 8.19758
                6.20297                 8.20297
                 6.2097                  8.2097
                6.21906                 8.21906
                6.22771                 8.22771
                6.23576                 8.23576
                 6.2443                  8.2443
                 6.2543                  8.2543
                6.26222                 8.26222
                6.27032                 8.27032
                 6.2803                  8.2803
                6.28886                 8.28886
                6.30002                 8.30002
                6.30735                 8.30735
                6.31936                 8.31936
                6.33044                 8.33044
                6.33845                 8.33845
                6.34857                 8.34857
                6.35735                 8.35735
                6.36491                 8.36491
                6.37512                 8.37512
                6.37824                 8.37824
                 6.3854                  8.3854
                6.39184                 8.39184
                6.39863                 8.39863
                6.40456                 8.40456
                6.41529                 8.41529
                6.42436                 8.42436
                6.43189                 8.43189
                6.44109                 8.44109
                6.44464                 8.44464
                6.45177                 8.45177
                6.45791                 8.45791
                 6.4583                  8.4583
                6.46294                 8.46294
                6.46523                 8.46523
                6.46731                 8.46731
                6.46873                 8.46873
                6.47386                 8.47386
                6.47516                 8.47516
                6.47946                 8.47946
                6.48481                 8.48481
                6.48746                 8.48746
                6.49323                 8.49323
                6.49894                 8.49894
                6.50107                 8.50107
                6.50865                 8.50865
                6.51521                 8.51521
                6.51951                 8.51951
                6.52459                 8.52459
                6.52935                 8.52935
                6.53238                 8.53238
                6.53707                 8.53707
                6.54304                 8.54304
                6.54845                 8.54845
                 6.5578                  8.5578
                6.56161                 8.56161
                6.56957                 8.56957
                6.58061                 8.58061
                6.58671                 8.58671
                6.59792                 8.59792
                6.61009                 8.61009
                6.61973                 8.61973
                6.63107                 8.63107
                6.64036                 8.64036
                6.64773                 8.64773
                6.65444                 8.65444
                6.66143                 8.66143
                6.66477                 8.66477
                6.66674                 8.66674
                6.67139                 8.67139
                6.67064                 8.67064
                6.67181                 8.67181
                6.67476                 8.67476
                6.68022                 8.68022
                6.68745                 8.68745
                 6.6887                  8.6887
                6.69396                 8.69396
                6.69733                 8.69733
                6.69728                 8.69728
                6.69947                 8.69947
                6.69775                 8.69775
                6.69895                 8.69895
                6.69682                 8.69682
                6.69622                 8.69622
                6.69357                 8.69357
                6.69905                 8.69905
                6.70233                 8.70233
                6.70186                 8.70186
                6.70333                 8.70333
                6.70237                 8.70237
                6.69963                 8.69963
                6.69863                 8.69863
                6.68979                 8.68979
                6.68585                 8.68585
                6.67995                 8.67995
                6.67315                 8.67315
                6.66557                 8.66557
                6.66432                 8.66432
                6.66163                 8.66163
                6.65825                 8.65825
                6.65712                 8.65712
                6.65106                 8.65106
                6.64989                 8.64989
                6.64774                 8.64774
                6.64078                 8.64078
                6.63995                 8.63995
                6.63688                 8.63688
                6.63137                 8.63137
                6.62831                 8.62831
                6.62556                 8.62556
                6.62025                 8.62025
                6.61618                 8.61618
                6.61254                 8.61254
                6.60757                 8.60757
                6.60528                 8.60528
                6.59698                 8.59698
                6.59266                 8.59266
                 6.5898                  8.5898
                6.58479                 8.58479
                6.57914                 8.57914
                6.57406                 8.57406
                6.56938                 8.56938
                 6.5639                  8.5639
                6.55881                 8.55881
                6.55139                 8.55139
                6.54644                 8.54644
                6.54217                 8.54217
                6.53373                 8.53373
                6.52746                 8.52746
                6.52422                 8.52422
                6.51497                 8.51497
                6.51052                 8.51052
                6.50436                 8.50436
                6.49595                 8.49595
                6.49046                 8.49046
                6.48347                 8.48347
                6.47589                 8.47589
                 6.4689                  8.4689
                6.46271                 8.46271
                 6.4541                  8.4541
                6.44586                 8.44586
                6.44072                 8.44072
                6.43132                 8.43132
                6.42481                 8.42481
                6.41677                 8.41677
                6.40818                 8.40818
                6.40148                 8.40148
                6.39039                 8.39039
                  6.384                   8.384
                 6.3758                  8.3758
                6.36551                 8.36551
                6.35807                 8.35807
                 6.3491                  8.3491
                6.33919                 8.33919
                6.33099                 8.33099
                6.32278                 8.32278
                6.31081                 8.31081
                6.30073                 8.30073
                6.28939                 8.28939
                6.27788                 8.27788
                 6.2684                  8.2684
                6.25513                 8.25513
                6.24674                 8.24674
                6.23717                 8.23717
                6.22415                 8.22415
                6.21665                 8.21665
                6.20725                 8.20725
                6.19842                 8.19842
                6.18873                 8.18873
                6.18107                 8.18107
                6.17006                 8.17006
                6.16232                 8.16232
                6.15488                 8.15488
                6.14516                 8.14516
                6.13839                 8.13839
                6.13051                 8.13051
                6.12165                 8.12165
                 6.1161                  8.1161
                6.10923                 8.10923
                6.10073                 8.10073
                6.09472                 8.09472
                6.08909                 8.08909
                6.08161                 8.08161
                6.07557                 8.07557
                6.07014                 8.07014
                6.06388                 8.06388
                6.05969                 8.05969
                6.05223                 8.05223
                6.04693                 8.04693
                6.04367                 8.04367
                6.03884                 8.03884
                6.03379                 8.03379
                6.02952                 8.02952
                6.02588                 8.02588
                6.02187                 8.02187
                6.01852                 8.01852
                6.01348                 8.01348
                6.01076                 8.01076
                6.00857                 8.00857
                 6.0046                  8.0046
                6.00145                 8.00145
                6.00042                 8.00042
                5.99659                 7.99659
                5.99549                 7.99549
                5.99353                 7.99353
                5.99131                 7.99131
                5.99123                 7.99123
                5.98742                 7.98742
                5.98783                 7.98783
                5.98738                 7.98738
                5.98517                 7.98517
                5.98565                 7.98565
                5.98385                 7.98385
                5.98522                 7.98522
                 5.9848                  7.9848
                5.98658                 7.98658
                5.98036                 7.98036
                5.97364                 7.97364
                5.96563                 7.96563
                5.95615                 7.95615
                5.94951                 7.94951
                5.94188                 7.94188
                5.93412                 7.93412
                5.92834                 7.92834
                5.91913                 7.91913
                5.91351                 7.91351
                5.90789                 7.90789
                5.90269                 7.90269
                5.89542                 7.89542
                5.89089                 7.89089
                5.88547                 7.88547
                5.87989                 7.87989
                5.87632                 7.87632
                5.86932                 7.86932
                5.86653                 7.86653
                5.86275                 7.86275
                5.85703                 7.85703
                5.85452                 7.85452
                5.85117                 7.85117
                5.84847                 7.84847
                5.84507                 7.84507
                5.84373                 7.84373
                5.83936                 7.83936
                5.83771                 7.83771
                5.83668                 7.83668
                5.83355                 7.83355
                5.83305                 7.83305
                5.83181                 7.83181
                 5.8299                  7.8299
                5.83011                 7.83011
                 5.8296                  7.8296
                5.82887                 7.82887
                5.82886                 7.82886
                5.82955                 7.82955
                5.83003                 7.83003
                5.83124                 7.83124
                5.83079                 7.83079
                5.83242                 7.83242
                5.83483                 7.83483
                5.83561                 7.83561
                5.83649                 7.83649
                5.84102                 7.84102
                5.84106                 7.84106
                5.84504                 7.84504
                5.84849                 7.84849
                 5.8502                  7.8502
                5.85447                 7.85447
                5.85814                 7.85814
                5.86152                 7.86152
                5.86556                 7.86556
                5.87038                 7.87038
                5.87504                 7.87504
                5.87826                 7.87826
                5.88516                 7.88516
                5.88902                 7.88902
                5.89544                 7.89544
                5.90057                 7.90057


* Bonds priced at par, except class B-2 @ 92.13604

                                 --------------------------------------------------------------------------------------------------
                                                Forward Libor                                Forward Libor + 200
-----------------------------------------------------------------------------------------------------------------------------------
                                  First Dollar of Loss           1.5x CDR          First Dollar of Loss            1.5x CDR
             ----------------------------------------------------------------------------------------------------------------------
 Class M-3   CDR (%)                               8.053                  12.080                    5.174                    7.761
             Yield (%)                            6.9511                -55.0669                   8.4693                 -28.2502
             WAL                                   10.77                    3.62                    11.09                     4.88
             Modified Duration                      7.78                    3.88                     7.22                     3.98
             Principal Window              Jun14 - Aug30                 NA - NA            Jul14 - Aug30                  NA - NA
             Principal Writedown         7,295.72 (0.05%)  15,528,000.00 (100.00%)        4,983.25 (0.03%)  15,528,000.00 (100.00%)
             Total Collat Loss     92,504,825.32 (14.89%)  101,028,978.00 (16.27%)  63,750,171.09 (10.26%)   79,066,280.14 (12.73%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class M-4   CDR (%)                               6.921                  10.382                    4.193                    6.290
             Yield (%)                            7.3898                -57.6928                   8.6592                 -29.7040
             WAL                                   11.24                    3.45                    11.57                     4.72
             Modified Duration                      7.83                    3.71                     7.29                     3.81
             Principal Window              Aug14 - Aug30                 NA - NA            Mar15 - Aug30                  NA - NA
             Principal Writedown         8,732.75 (0.08%)  10,869,000.00 (100.00%)        7,842.28 (0.07%)  10,869,000.00 (100.00%)
             Total Collat Loss     81,693,043.67 (13.15%)  85,068,134.57 (13.70%)    52,950,383.43 (8.53%)   63,809,912.21 (10.27%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class M-5   CDR (%)                               5.903                   8.855                    3.326                    4.989
             Yield (%)                            7.6800                -55.1781                   8.7764                 -27.1609
             WAL                                   11.45                    3.48                    11.76                     4.90
             Modified Duration                      7.78                    3.68                     7.28                     3.85
             Principal Window              Mar15 - Aug30                 NA - NA            Mar15 - Aug30                  NA - NA
             Principal Writedown         2,475.62 (0.02%)  9,938,000.00 (100.00%)         1,641.97 (0.02%)   9,938,000.00 (100.00%)
             Total Collat Loss     71,431,301.28 (11.50%)  74,622,390.28 (12.01%)    42,938,699.08 (6.91%)    52,968,103.08 (8.53%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class B-1   CDR (%)                               4.218                   6.327                    2.024                    3.036
             Yield (%)                            8.7060                -19.9718                   9.4508                   2.1538
             WAL                                   11.50                    5.63                     6.98                     8.28
             Modified Duration                      7.24                    4.32                     4.62                     6.12
             Principal Window              Mar15 - Aug30                 NA - NA            Jul07 - Aug30            Nov07 - Aug30
             Principal Writedown           244.96 (0.00%)  11,801,000.00 (100.00%)        2,585.31 (0.02%)    7,032,138.51 (59.59%)
             Total Collat Loss      53,232,443.56 (8.57%)  71,524,681.02 (11.52%)    27,025,159.32 (4.35%)    39,487,725.58 (6.36%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class B-2   CDR (%)                               3.232                   4.848                    1.481                    2.222
             Yield (%)                           10.1774                -14.0796                  11.5860                  -3.0673
             WAL                                     7.3                    6.28                     6.88                     6.05
             Modified Duration                      4.81                    4.29                     4.13                     3.57
             Principal Window              Apr09 - Aug30                 NA - NA            Jul07 - Aug30            Jul07 - Mar09
             Principal Writedown        50,069.44 (0.81%)  6,211,000.00 (100.00%)         6,982.41 (0.11%)    4,568,749.56 (73.56%)
             Total Collat Loss      41,825,831.90 (6.73%)   56,688,318.06 (9.13%)    20,058,615.99 (3.23%)    28,785,330.14 (4.63%)
-----------------------------------------------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.